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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

# THE ALGER INSTITUTIONAL FUNDS

## ANNUAL REPORT

OCTOBER 31, 2016

Table of Contents

The Alger Institutional Funds
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	10
Portfolio Summary (Unaudited)	14
Schedules of Investments	15
Statements of Assets and Liabilities	35
Statements of Operations	39
Statements of Changes in Net Assets	41
Financial Highlights	45
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	88
Additional Information (Unaudited)	89

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Shareholders' Letter (Unaudited)

October 31, 2016

Dear Shareholders,

Dangers of Bond-Like Equities Materialize
In our last shareholder letter, we discussed the risks of investors stampeding into bond-like equities. In that letter, we noted that bond-like equities had outperformed the overall S&P
500 Index, but we urged investors to avoid joining the stampede because the category of equities is highly vulnerable to rising interest rates and other risks. Due to the strong results of bond-like stocks in the months leading up to July, U.S. equities as measured by the S&P
500 Index generated a 5.41% return for the one-year reporting period ended October 31,
2016, but the inherent risks that we had identified started to surface in a spectacular fashion.

During the first eight months of the reporting period, the bond-like Telecommunications sector within the S&P 500 led with a 25.4% return. With a massive reversal, it became the worst performing sector with a -11.7% return for the last four months of the reporting period. Utilities and Consumer Staples, which were the second- and third-best performing sectors during the first eight months of the reporting period with double-digit gains, were the fourth- and fifth-worst performers with negative returns during the final four months of the reporting period. Growth sectors, meanwhile, led with Information Technology generating a 12.8% return during the last four months of the reporting period.

The strong market leadership of bond-like stocks early in the reporting period created challenging conditions for firms such as Alger that invest in companies with attractive fundamentals and strong potential for generating earnings growth. Despite those challenges, we continued with our more than 50-year tradition of employing extensive bottom-up research to identify and invest in well managed companies with strong fundamentals, including the potential for generating earnings growth. Since our founding in 1964, we have believed that those types of companies offer the greatest potential for creating wealth for our clients.

Our View of Risks and Bond-Like Equities
The rotation out of bond-like equities was no surprise at Alger. Indeed, in our last letter, we identified the following risks associated with bond-like equities:

• Bond-like equities are highly interest-rate sensitive so investors who stam-
peded into the category of stocks faced substantial interest rate risk. With record-low interest rates, the risk of rising rates was considerable.
• Due to the stampede, valuations of sectors with companies that offer stable earnings and high dividend yields such as Consumer Staples were historically high, especially relative to growth sectors. At of the start of the 12-month reporting period, for example, the P/E ratios for Consumer Staples and Util-
ities sectors traded at 20% and 12% premiums respectively, to their 20-year medians while Information Technology and Health Care traded with P/E ratios that were 7% and 3%, respectively, below their 20-year medians. The large disparity in valuations implied that growth stocks were more attractive than bond-like equities.

• Investors focused on bond-like equities could miss the potentially strong re-
turns that result when leading companies with attractive fundamentals gener-
ate earnings growth. Importantly, massive forms of innovation, such as inter-
net-related technologies and health care advancements, are creating attractive opportunities for companies to grow their earnings and reward investors.

Global Economy Takes a Toll on Bond-Like Equities
Various developments during the one-year reporting period fueled fears of rising interest rates and inflation, which in turn sparked the dramatic investor rotation out of bond-like sectors and into growth sectors. During the past few years, low commodity prices have tempered inflation expectations, but that trend ended abruptly during the reporting period.
During the first 10 months of 2016, the multi-year decline in commodity prices reversed with the Bloomberg Commodity Index gaining 8.3%. In the past, expectations that moderating economic growth in China would limit commodity price increases also helped to temper investors’ inflation expectations. During the reporting period, however, a more favorable view of China emerged. Year-over-year industrial production in October of 2015 grew only
5.6% but from November of 2015 through September of this year, production growth trended above 6%. Inflation concerns were also stoked by a strengthening job market in the U.S. creating wage pressures, with compensation increasing 2.8% during the 12-month period ended October 31. Inflation expectations as measured by comparing the nominal yield of a 10-year Treasury to its inflation protected counterpart also grew during the reporting period with the spread increasing from 1.59% to 1.73%. Finally, anticipation that the Federal
Reserve would continue normalizing monetary policy supported expectations that interest rates will rise. We believe that investors’ rotation into growth equities in response to those developments was rational. Leading growth companies have potential for growing their earnings, which can help offset the adverse impact of inflation and rising interest rates on corporate fundamentals. Bond-like sectors such as Utilities, however, have less potential for generating earnings growth, so they are susceptible to interest rate increases.

The Value of a Long-Term Perspective and Fundamental Research
Emotions can easily distort individuals’ views of reality, especially with investing. We believe that the incorrect view that bond-like equities are the only way to generate yield during times of low interest rates is an example of a distorted and potentially costly perspective. This distorted view caused many investors to overlook growth stocks’ return of capital, which can be measured by total yield. Total yield is dividend yield plus the share repurchase yield. As an example, at the end of June, the Information Technology and Consumer Discretionary
sectors offered total yields of 6.5% and 6.0%, respectively, compared to the 4.7% total yield of Telecommunication Services and the 4.3% total yield of Utilities.

In addition, performance of sectors is driven by three primary factors: dividends, earnings growth, and changes to P/E ratios. During the reporting period, those three factors pointed to growth sectors having strong potential for outperforming bond-like sectors. Data as of
June 30 illustrate this point, with consensus expectations having called for the bond-like
Utilities and Consumer Staples sectors to generate earnings growth per share of 4% and
7%, respectively, over the next three to five years. For this analysis, we reduced earnings growth expectations by 20% simply to have a conservative outlook. For the Utilities and
Consumer Staples sectors, the dividend yield for the prior 12 months was 4% and 3%.
For both sectors, a reversion to the 20-year P/E median would imply a decline of 5%.

The potential changes in earnings and P/E ratios combined with dividend payments would result in hypothetical returns of 3% for Utilities and 5% for Consumer Staples.

After factoring in the previously mentioned 20% reduction, growth sectors such as
Information Technology, Health Care, and Consumer Discretionary could potentially have earnings growth ranging from 8% to 14%. As of June 30, those sectors offered 2% dividend yields for the trailing 12 months. In the event of a reversion to 20-year medians, the sectors’
P/E ratios would increase 2%, which would result in hypothetical returns ranging from 12%
to 18%.

The Presidential Election
Emotions also played a role when investors weighed in on the presidential campaign and the subsequent victory of Donald Trump. The election was a highly emotional event for many
Americans, but it is important to remember that corporate fundamentals and economic cycles ultimately drive market performance. With that in mind, we urge investors to focus on corporate fundamentals and avoid making large bets on the potential policies of a new president.

As Jason Zweig of the Wall Street Journal points out, investors have a poor track record of making bets on presidents. Regulations from President Barack Obama were expected to hurt the performance of Health Care stocks, but the sector has outperformed the overall market during his presidency. Increased military spending under President George W. Bush, furthermore, had a counterintuitive impact on defense stocks, with the category of equities declining in 2001 and 2002.

Reasons for Optimism
Rather than chasing dividend yields or making bets on potential policies of President-elect
Trump, we believe equity investors should assess the ongoing U.S. economic recovery, strong corporate fundamentals, and the rapid pace of innovation. Those factors, we maintain, are likely to support growth equities in the foreseeable future. The economy has benefited from an expanding labor market that has created 15.5 million jobs since February of 2010. With a strengthening job market, compensation as measured by hourly wages increased 2.8%
during the 12-month reporting period. Personal finances are also encouraging, with the
Household Debt Service Ratio, which is the ratio of total required household debt payments to total disposable income, having improved substantially. After hitting a high of 13.20% in the fourth quarter of 2007, the ratio has declined to an attractive level of only 9.98% as of the second quarter of this year, according to the Federal Reserve.

We believe corporate fundamentals are also encouraging. According to FactSet Research
Systems, S&P 500 companies (ex-financials) held $1.45 trillion in cash at the end of the second quarter of this year. Despite declining 0.2% from the prior quarter, it was still the second-largest amount in at least 10 years.

As mentioned earlier, corporations are using their large cash positions to reward shareholders with dividends and aggressive share repurchase programs. In the second quarter, S&P 500 companies (ex-financials) paid a total of $176.6 billion in dividends and share repurchases, according to FactSet. It was a 1.7% year-over-year decrease, but the 12-month period ended
June 30 was strong with buybacks and dividends growing 6.1% and 6.6%, respectively, compared to the 12-month period ended in June of 2015.

We maintain that investors should also assess the attractive valuations of growth sectors relative to bond-like sectors. As of the end of the reporting period, the Information
Technology sector within the S&P 500 had a P/E ratio that was 2% below its 20-year median. Health Care and Consumer Discretionary sectors had P/E ratios that were 15%
and 4%, respectively, below their 20-year medians. The P/E ratios for Consumer Staples and
Utilities, however, were at 21% and 20% premiums to their 20-year medians.

We also believe that innovation that can help drive corporate earnings growth is strong across the globe, thanks in large part to internet related technologies and advancements in health care. At the same time, the adoption of new technologies by consumers and corporations is accelerating. The internet, smartphones, ebooks, and social media illustrate this trend, with each form of technology reaching 50% market penetration in a fraction of the time that was required by washing machines, landline telephones, and dishwashers. At the same time, medical innovation in orthopedic, cardiac, and cancer is occurring rapidly.

Conclusion
We urge investors to embrace an investment strategy that uses intensive research to find companies with strong fundamentals and potential for earnings growth. At the same time, investors should maintain a long-term perspective and avoid the risky behavior of focusing on bond-like equities. At Alger, we will continue to focus on our fundamental research and disciplined investment approach as we seek to generate attractive returns for our valued clients.

Portfolio Matters
Alger Capital Appreciation Institutional Fund
The Alger Capital Appreciation Institutional Fund returned -0.08% for the fiscal year ended
October 31, 2016, compared to 2.28% return of the Russell 1000 Growth Index.

During the reporting period, Information Technology and Consumer Discretionary were the largest portfolio sector weightings. The largest sector overweight was Information
Technology and the largest underweight was Consumer Staples. The Information
Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance while Industrials and Health Care were among sectors that detracted from results.

Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; UnitedHealth Group, Inc.;
and Facebook, Inc., Cl. A were among the most important contributors to performance.
Shares of Facebook performed strongly in response to the company continuing to take advertising market share from print and television media. We believe investors have also been encouraged by the growth of Instagram, which is the company’s video- and photo-
sharing network.

Conversely, Allergan PLC.; Vertex Pharmaceuticals, Inc.; LinkedIn Corp., Cl. A; Signet
Jewelers Ltd.; and Norwegian Cruise Line Holdings Ltd. were among top detractors from performance. During the second quarter of 2016, shares of Norwegian Cruise Line
Holdings underperformed after the company’s management issued guidance that fell below expectations. Management also said it expects to face higher costs.

Alger Capital Appreciation Focus Fund
The Alger Capital Appreciation Focus Fund returned 0.36% for the fiscal year ended October
31, 2016, compared to the 2.28% return of its benchmark, the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Information Technology and Consumer
Discretionary sectors provided the greatest contributions to relative performance while
Health Care and Financials were among sectors that detracted from results.

Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; UnitedHealth Group, Inc.; and
Facebook, Inc., Cl. A were among the most important contributors to performance. The performance of Facebook shares was supported by developments identified in the Alger
Capital Appreciation Institutional Fund discussion.

Conversely, Allergan PLC.; Vertex Pharmaceuticals, Inc.; Delphi Automotive PLC.; and
Delta Air Lines, Inc. were among top detractors from performance. Shares of Norwegian
Cruise Line Holdings Ltd. also detracted from results. The performance of Norwegian
Cruise Line Holdings stock was impacted by developments identified in the Alger Capital
Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund
The Alger Mid Cap Growth Institutional Fund returned -4.21% for the fiscal year ended
October 31, 2016, compared to the 0.40% return of the Russell Midcap Growth Index.

During the reporting period, the largest portfolio sector weightings were Consumer
Discretionary and Information Technology. The largest sector overweight was Information
Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and Energy sectors provided the largest contributions to relative performance while
Information Technology and Health Care were among sectors that detracted from results.

Among the most important contributors to performance were Broadcom Ltd.; Finisar
Corp.; TransDigm Group, Inc.; and Jarden Corp. Shares of Diamond Resorts International,
Inc. also supported performance. The company is a global operator of timeshares. It is enjoying growth stemming from the strengthening finances of consumers and from prior acquisitions. News that the company will be acquired by Apollo Global Management, LLC.
for a 26% premium drove the strong performance of Diamond shares.

Conversely, detracting from performance were LinkedIn Corp., Cl. A; Signet Jewelers Ltd.;
NetScout Systems, Inc.; Norwegian Cruise Line Holdings Ltd.; and Tolero Pharmaceuticals,
Inc. The performance of Norwegian Cruise Line Holdings stock was impacted by developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Small Cap Growth Institutional Fund
The Alger Small Cap Growth Institutional Fund returned -3.76% for the fiscal year ended
October 31, 2016, compared to the -0.49% return of the Russell 2000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Health Care. The largest sector overweight was Information Technology and the largest underweight was Consumer Discretionary. The Health Care and Energy

sectors provided the largest contributions to relative performance while Information
Technology and Financials were among sectors that detracted from results.

TESARO, Inc.; FEI Company; Burlington Stores, Inc.; Cognex Corp.; and DTS, Inc. were among top contributors to performance. Cognex is a leader in machine vision that helps manufacturers reduce costs and maintain quality. It does so with software and other products that capture and analyze visual information to automate and improve manufacturing and associated processes. In one example, manufacturers use Cognex technology to assist with locating, tracking, identifying, and inspecting smartphones in the production process.
In the third quarter of 2016, shares of Cognex performed strongly after the company’s management reported that second-quarter earnings exceeded expectations, with increased demand from logistics companies in North America and automobile companies in China and Europe. The company’s guidance, furthermore, surpassed expectations.

Conversely, WisdomTree Investments, Inc.; NetScout Systems, Inc.; Restoration Hardware
Holdings, Inc.; Pacira Pharmaceuticals, Inc.; and TubeMogul, Inc. were among detractors from performance. TubeMogul provides cloud-based software that allows its clients to plan, buy, measure, and optimize online video advertising. Performance of TubeMogul shares weakened after the company’s management reported that revenues and earnings missed expectations. Management explained that clients’ second-quarter gross spending on advertising missed expectations. Management attributed the weak results to short-
term mobile viewability concerns which should be rectified within the next few quarters as more publishers upgrade their mobile sites from flash technology to HTML and make their platforms compatible with third-party software that many advertisers use to verify viewability metrics and to catch online ad fraud.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

FactSet Research Systems represented 0.00% of Alger assets under management as of
October 31, 2016.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. For a more detailed discussion of the risks associated with these funds, please see the prospectus

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 index: An index of large company stocks considered representative of the U.S. stock market.
• The Bloomberg Commodity Index reflects the performance of 20 commod-
ities, which are weighted to account for economic significance and market liquidity.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• FactSet Research Systems, Inc. is a multinational financial data and software company.

FUND PERFORMANCE AS OF 9/30/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	10.90%	16.64%	10.34%	11.64%
Alger Capital Appreciation Class R (Inception 1/27/03)*	10.38%	16.07%	9.79%	11.08%
Alger Capital Appreciation Focus Class A (Inception
12/31/12)	5.93%	n/a	n/a	13.46%
Alger Capital Appreciation Focus Class C (Inception
12/31/12)	9.96%	n/a	n/a	14.24%
Alger Capital Appreciation Focus Class I (Inception
11/8/93	11.87%	15.25%	7.03%	8.27%
Alger Capital Appreciation Focus Class Z (Inception
12/31/12)	12.14%	n/a	n/a	15.53%
Alger Mid Cap Growth Class I (Inception 11/8/93)	5.85%	13.92%	5.91%	11.31%
Alger Mid Cap Growth Class R (Inception 1/27/03)*	5.28%	13.32%	5.36%	10.76%
Alger Small Cap Growth Class I (Inception 11/8/93)	7.57%	11.93%	6.30%	8.66%
Alger Small Cap Growth Class R (Inception 1/27/03)*	7.04%	11.38%	5.78%	8.13%
Alger Small Cap Growth Class Z-2 (Inception 8/1/16)	n/a	n/a	n/a	3.52%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Capital Appreciation Institutional Fund Class
I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital
Appreciation Institutional Fund Class R and Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	(0.08)%	13.44%	9.56%	11.47%
Class R (Inception 1/27/03)*	(0.57)%	12.89%	9.02%	10.91%
Russell 1000 Growth Index	2.28%	13.65%	8.22%	8.48%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	n/a	n/a	n/a	(0.86)%
Russell 1000 Growth Index	n/a	n/a	n/a	(0.58)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Beginning December 31, 2012 Alger Capital Appreciation Focus
Fund changed its investment strategy to invest a substantial portion of its assets in a small number of issuers. The figures for the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Focus Fund Class A, Class C and Class Z
shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	0.40%	12.09%	6.38%	8.10%
Russell 1000 Growth Index	2.28%	13.65%	8.22%	8.48%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	(4.92)%	n/a	n/a	12.33%
Class C (Inception 12/31/12)	(1.35)%	n/a	n/a	13.06%
Class Z (Inception 12/31/12)	0.64%	n/a	n/a	14.34%
Russell 1000 Growth Index	2.28%	n/a	n/a	13.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. Figures for the Alger Mid Cap Growth Institutional Fund Class
I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid
Cap Growth Institutional Fund Class R and Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	(4.21)%	9.88%	4.94%	11.04%
Class R (Inception 1/27/03)*	(4.82)%	9.31%	4.39%	10.49%
Russell Midcap Growth Index	0.40%	12.02%	7.65%	9.00%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	n/a	n/a	n/a	(1.64)%
Russell Midcap Growth Index	n/a	n/a	n/a	(1.12)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2016. The figures for the Alger Small Cap Growth Institutional Fund
Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger
Small Cap Growth Institutional Fund Class R and Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	(3.76)%	7.36%	4.85%	8.30%
Class R (Inception 1/27/03)*	(4.22)%	6.84%	4.34%	7.78%
Russell 2000 Growth Index	(0.49)%	11.34%	6.92%	6.69%

	1 YEAR	5 YEARS	10 YEARS	Since 8/1/2016
Class Z-2 (Inception 8/1/16)	n/a	n/a	n/a	(3.32)%
Russell 2000 Growth Index	n/a	n/a	n/a	(4.09)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
October 31, 2016 (Unaudited)

	Alger Capital
	Appreciation Institutional	Alger Capital	Alger Mid Cap Growth	Alger Small Cap Growth
SECTORS	Fund	Appreciation Focus Fund	Institutional Fund	Institutional Fund
Consumer Discretionary	16.8%	16.2%	19.4%	8.5%
Consumer Staples	6.7	5.3	4.8	2.7
Energy	1.7	2.1	1.1	1.3
Financials	3.0	2.9	5.6	4.4
Health Care	15.6	14.5	16.6	34.7
Industrials	7.5	6.9	12.4	7.9
Information Technology	41.9	44.3	25.0	36.8
Materials	1.3	0.7	4.8	2.5
Real Estate	0.7	1.9	2.9	1.8
Telecommunication Services	0.4	0.4	1.2	0.0
Short-Term Investments and
Net Other Assets	4.4	4.8	6.2	(0.6)
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—93.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	124,658	$–
AEROSPACE & DEFENSE—0.8%
Lockheed Martin Corp.	114,634	28,243,525
AIRLINES—0.4%
Southwest Airlines Co.	320,358	12,830,338
ALTERNATIVE CARRIERS—0.4%
Level 3 Communications, Inc.*	232,829	13,073,348
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Hanesbrands, Inc.	285,405	7,334,909
PVH Corp.	200,042	21,400,493
		28,735,402
APPAREL RETAIL—0.2%
The TJX Cos., Inc.	118,660	8,751,175
APPLICATION SOFTWARE—2.3%
Adobe Systems, Inc.*	321,681	34,583,924
salesforce.com, Inc.*	641,241	48,195,674
		82,779,598
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	323,289	21,036,415
Johnson Controls International PLC.	473,712	19,100,068
		40,136,483
BIOTECHNOLOGY—4.2%
ACADIA Pharmaceuticals, Inc.*	340,700	7,941,717
Biogen, Inc.*	79,515	22,278,513
BioMarin Pharmaceutical, Inc.*	300,930	24,230,884
Celgene Corp.*	463,781	47,389,142
Incyte Corp.*	250,981	21,827,817
Vertex Pharmaceuticals, Inc.*	317,757	24,105,046
		147,773,119
BREWERS—1.6%
Molson Coors Brewing Co., Cl. B	559,893	58,122,492
BROADCASTING—1.3%
CBS Corp., Cl. B	800,987	45,351,884
BUILDING PRODUCTS—0.1%
Fortune Brands Home & Security, Inc.	89,268	4,876,711
CABLE & SATELLITE—2.3%
Comcast Corporation, Cl. A	1,294,575	80,030,626
COMMUNICATIONS EQUIPMENT—0.1%
Palo Alto Networks, Inc.*	25,459	3,916,358
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Sabre Corp.	372,110	9,611,602
Visa, Inc., Cl. A	1,538,675	126,956,074
		136,567,676
DRUG RETAIL—0.4%
CVS Caremark Corp.	176,808	14,869,553
ELECTRICAL COMPONENTS & EQUIPMENT—0.2%
Eaton Corp., PLC.	100,316	6,397,151

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FERTILIZERS & AGRICULTURAL CHEMICALS—0.2%
Monsanto Co.	85,800	$8,646,066
FINANCIAL EXCHANGES & DATA—0.5%
IntercontinentalExchange Group, Inc.	45,197	12,220,817
S&P Global, Inc.	53,859	6,562,719
		18,783,536
FOOD DISTRIBUTORS—0.2%
US Foods Holding Corp.*	253,900	5,738,140
GENERAL MERCHANDISE STORES—0.3%
Dollar Tree, Inc.*	122,776	9,275,727
HEALTH CARE EQUIPMENT—2.8%
Boston Scientific Corp.*	857,935	18,874,570
DexCom, Inc.*	347,198	27,164,771
Edwards Lifesciences Corp.*	271,635	25,865,085
Medtronic PLC.	234,627	19,244,107
STERIS PLC.	128,995	8,619,446
		99,767,979
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	246,606	14,734,709
HCA Holdings, Inc.*	90,689	6,940,429
		21,675,138
HOME ENTERTAINMENT SOFTWARE—2.3%
Activision Blizzard, Inc.	613,536	26,486,349
Electronic Arts, Inc.*	683,569	53,673,838
		80,160,187
HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	473,320	57,749,773
HOTELS RESORTS & CRUISE LINES—0.4%
Ctrip.com International Ltd.#*	256,535	11,326,020
Royal Caribbean Cruises Ltd.	49,019	3,768,091
		15,094,111
HOUSEWARES & SPECIALTIES—1.8%
Newell Brands, Inc.	1,323,826	63,570,125
HYPERMARKETS & SUPER CENTERS—0.5%
Costco Wholesale Corp.	120,354	17,796,746
INDUSTRIAL CONGLOMERATES—4.2%
3M Co.	31,300	5,173,890
Danaher Corp.	148,605	11,672,923
General Electric Co.	190,116	5,532,376
Honeywell International, Inc.	1,162,112	127,460,444
		149,839,633
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	220,862	29,467,408
INTERNET RETAIL—5.7%
Amazon.com, Inc.*	252,913	199,755,746
NetFlix, Inc.*	21,596	2,696,692
		202,452,438

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—15.8%
Alibaba Group Holding Ltd.#*	306,457	$31,163,612
Alphabet, Inc., Cl. C*	371,644	291,569,584
comScore, Inc.*	187,600	5,401,004
eBay, Inc.*	560,805	15,988,551
Facebook, Inc., Cl. A*	1,373,946	179,973,186
Palantir Technologies, Inc., Cl. A*,@	239,030	1,828,579
Yahoo! Inc.*	866,094	35,986,206
		561,910,722
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	816,803	27,420,077
The Goldman Sachs Group, Inc.	59,100	10,533,984
		37,954,061
IT CONSULTING & OTHER SERVICES—0.3%
Cognizant Technology Solutions Corp., Cl. A*	193,726	9,947,830
LIFE SCIENCES TOOLS & SERVICES—1.5%
Thermo Fisher Scientific, Inc.	355,835	52,318,420
MANAGED HEALTH CARE—3.1%
Aetna, Inc.	57,257	6,146,539
Centene Corp.*	304,365	19,016,725
Humana, Inc.	39,415	6,760,855
UnitedHealth Group, Inc.	554,902	78,424,300
		110,348,419
MOVIES & ENTERTAINMENT—0.4%
Time Warner, Inc.	150,986	13,436,244
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	420,920	19,362,320
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	407,185	24,203,076
EOG Resources, Inc.	81,931	7,408,201
Pioneer Natural Resources Co.	53,900	9,649,178
		41,260,455
PHARMACEUTICALS—3.2%
Allergan PLC.*	378,968	79,181,574
Eli Lilly & Co.	455,385	33,625,628
		112,807,202
RAILROADS—0.5%
Union Pacific Corp.	191,317	16,870,333
RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	163,000	13,292,650
RESTAURANTS—0.4%
Starbucks Corp.	243,324	12,913,205
SEMICONDUCTOR EQUIPMENT—0.2%
ASML Holding NV#	69,548	7,345,660
SEMICONDUCTORS—4.6%
Broadcom Ltd.	486,077	82,769,192
Microsemi Corp.*	285,211	12,015,939
NXP Semiconductors NV*	443,052	44,305,200

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—(CONT.)
QUALCOMM, Inc.	348,759	$23,966,718
		163,057,049
SOFT DRINKS—1.9%
PepsiCo, Inc.	611,970	65,603,184
SPECIALIZED CONSUMER SERVICES—0.4%
ServiceMaster Global Holdings, Inc.*	413,286	14,791,506
SPECIALTY CHEMICALS—0.3%
The Sherwin-Williams Co.	50,197	12,291,237
SYSTEMS SOFTWARE—6.3%
Microsoft Corp.	3,217,080	192,767,434
Red Hat, Inc.*	69,219	5,361,011
ServiceNow, Inc.*	290,530	25,540,492
		223,668,937
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.	1,748,967	198,577,713
Western Digital Corp.	202,351	11,825,393
		210,403,106
TOBACCO—2.1%
Altria Group, Inc.	408,058	26,980,795
Philip Morris International, Inc.	490,433	47,297,358
		74,278,153
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	984,745	32,496,585
TOTAL COMMON STOCKS
(Cost $2,868,989,189)		3,298,829,724
PREFERRED STOCKS—0.5%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	1,074,935	–
Choicestream, Inc., Series B*,@,(a)	2,500,538	1,475,318
		1,475,318
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	974,841	7,457,534
Palantir Technologies, Inc., Cl. D*,@	127,007	971,603
		8,429,137
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	111,655	6,368,801
TOTAL PREFERRED STOCKS
(Cost $13,252,335)		16,273,256
WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	574,662	563,169
(Cost $574,087)		563,169
MASTER LIMITED PARTNERSHIP—0.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
The Blackstone Group LP.	1,258,992	31,512,570
(Cost $37,506,830)		31,512,570

THE ALGER INSTITUTIONAL FUNDS |
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

REAL ESTATE INVESTMENT TRUST—1.2%	SHARES	VALUE
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	592,913	$17,905,972
SPECIALIZED—0.7%
Crown Castle International Corp.	265,027	24,114,807
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $40,798,316)		42,020,779
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	574,662	574,662
(Cost $69,780)		574,662
Total Investments
(Cost $2,961,190,537)(b)	95.6%	3,389,774,160
Other Assets in Excess of Liabilities	4.4%	156,237,412
NET ASSETS	100.0%	$3,546,011,572

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,010,960,413, amounted to $378,813,747 which consisted of aggregate gross unrealized appreciation of
$492,923,040 and aggregate gross unrealized depreciation of $114,109,293.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$36,151	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	575	0.00%	574,662	0.02%
Choicestream, Inc., 6/22/26	08/04/16	574,087	0.02%	563,169	0.01%
Choicestream, Inc., Cl. A	12/17/13	859,605	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	1,500,323	0.05%	1,475,318	0.04%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	3,616,505	0.14%	6,368,801	0.18%
Palantir Technologies, Inc., Cl. A	10/07/14	1,555,368	0.05%	1,828,579	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	6,437,297	0.22%	7,457,534	0.21%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	971,603	0.03%
Total				$19,239,666	0.54%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—91.7%	SHARES	VALUE
ALTERNATIVE CARRIERS—0.4%
Level 3 Communications, Inc.*	4,955	$278,223
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
PVH Corp.	5,696	609,358
APPLICATION SOFTWARE—2.7%
Adobe Systems, Inc.*	8,888	955,549
salesforce.com, Inc.*	15,020	1,128,903
		2,084,452
AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC.	8,405	546,914
Johnson Controls International PLC.	12,682	511,338
		1,058,252
BIOTECHNOLOGY—3.3%
Biogen, Inc.*	1,662	465,659
BioMarin Pharmaceutical, Inc.*	6,920	557,199
Celgene Corp.*	9,396	960,083
Vertex Pharmaceuticals, Inc.*	6,994	530,565
		2,513,506
BREWERS—2.1%
Molson Coors Brewing Co., Cl. B	15,218	1,579,781
BROADCASTING—1.6%
CBS Corp., Cl. B	21,589	1,222,369
CABLE & SATELLITE—2.7%
Comcast Corporation, Cl. A	33,592	2,076,657
CONSUMER FINANCE—0.7%
LendingClub Corp.*	102,516	505,404
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Visa, Inc., Cl. A	35,604	2,937,686
DRUG RETAIL—0.6%
CVS Caremark Corp.	5,615	472,222
HEALTH CARE EQUIPMENT—2.1%
DexCom, Inc.*	12,926	1,011,330
Edwards Lifesciences Corp.*	6,395	608,932
		1,620,262
HOME ENTERTAINMENT SOFTWARE—2.3%
Electronic Arts, Inc.*	21,887	1,718,567
HOME IMPROVEMENT RETAIL—1.7%
The Home Depot, Inc.	10,366	1,264,756
HOUSEWARES & SPECIALTIES—2.1%
Newell Brands, Inc.	32,785	1,574,336
INDUSTRIAL CONGLOMERATES—5.0%
Honeywell International, Inc.	34,656	3,801,070
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	4,090	545,688

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET RETAIL—5.9%
Amazon.com, Inc.*	5,683	$4,488,547
INTERNET SOFTWARE & SERVICES—16.2%
Alphabet, Inc., Cl. C*	7,470	5,860,514
eBay, Inc.*	15,242	434,549
Facebook, Inc., Cl. A*	29,092	3,810,761
GrubHub, Inc.*	18,020	686,742
Stamps.com, Inc.*	3,694	360,350
Yahoo! Inc.*	27,881	1,158,456
		12,311,372
INVESTMENT BANKING & BROKERAGE—1.0%
Morgan Stanley	22,674	761,166
LIFE SCIENCES TOOLS & SERVICES—1.4%
Thermo Fisher Scientific, Inc.	6,984	1,026,858
MANAGED HEALTH CARE—3.5%
UnitedHealth Group, Inc.	18,690	2,641,458
OIL & GAS EQUIPMENT & SERVICES—0.6%
Halliburton Company	10,438	480,148
OIL & GAS EXPLORATION & PRODUCTION—1.5%
Anadarko Petroleum Corp.	18,871	1,121,692
PACKAGED FOODS & MEATS—1.1%
Pinnacle Foods, Inc.	15,911	818,144
PHARMACEUTICALS—3.8%
Allergan PLC.*	9,339	1,951,290
Eli Lilly & Co.	12,708	938,359
		2,889,649
SEMICONDUCTORS—5.4%
Broadcom Ltd.	11,784	2,006,579
Cavium Networks, Inc.*	17,624	994,875
NXP Semiconductors NV*	10,948	1,094,800
		4,096,254
SYSTEMS SOFTWARE—7.9%
Microsoft Corp.	68,552	4,107,636
ServiceNow, Inc.*	7,983	701,785
TubeMogul, Inc.*	162,073	1,183,133
		5,992,554
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.	39,106	4,440,095
TOBACCO—1.5%
Philip Morris International, Inc.	12,121	1,168,949
TRADING COMPANIES & DISTRIBUTORS—1.9%
HD Supply Holdings, Inc.*	42,749	1,410,717
TOTAL COMMON STOCKS
(Cost $62,995,999)		69,510,192

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2016 (Continued)

PREFERRED STOCKS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc., Series D*,@,(a)	76,825	$310,373
(Cost $345,712)		310,373
MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	35,434	886,913
(Cost $987,163)		886,913
REAL ESTATE INVESTMENT TRUST—1.9%	SHARES	VALUE
SPECIALIZED—1.9%
Crown Castle International Corp.	15,780	1,435,822
(Cost $1,377,384)		1,435,822
Total Investments
(Cost $65,706,258)(b)	95.2%	72,143,300
Other Assets in Excess of Liabilities	4.8%	3,621,750
NET ASSETS	100.0%	$75,765,050

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $67,907,421, amounted to $4,235,879 which consisted of aggregate gross unrealized appreciation of
$7,708,921 and aggregate gross unrealized depreciation of $3,473,042.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Prosetta Biosciences, Inc., Series D	02/06/15	$345,712	0.80%	$310,373	0.41%
Total				$310,373	0.41%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—87.9%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	8,930	$–
AEROSPACE & DEFENSE—2.3%
Hexcel Corp.	16,048	730,023
TransDigm Group, Inc.	5,269	1,435,592
		2,165,615
AIRLINES—0.9%
Southwest Airlines Co.	21,811	873,531
ALTERNATIVE CARRIERS—1.2%
Level 3 Communications, Inc.*	8,819	495,187
Zayo Group Holdings, Inc.*	18,965	610,294
		1,105,481
APPAREL ACCESSORIES & LUXURY GOODS—3.7%
Hanesbrands, Inc.	23,873	613,536
lululemon athletica, Inc.*	11,038	631,926
Michael Kors Holdings Ltd.*	10,435	529,889
PVH Corp.	10,703	1,145,007
Under Armour, Inc., Cl. A*	11,231	349,284
Under Armour, Inc., Cl. C*	9,137	236,283
		3,505,925
APPAREL RETAIL—1.8%
Burlington Stores, Inc.*	9,708	727,518
Ross Stores, Inc.	15,989	999,952
		1,727,470
APPLICATION SOFTWARE—2.1%
Autodesk, Inc.*	4,126	298,227
Gridsum Holding, Inc.#*	11,836	166,533
Manhattan Associates, Inc.*	9,089	460,267
Mobileye NV*	12,959	481,816
Splunk, Inc.*	10,150	610,928
		2,017,771
AUTO PARTS & EQUIPMENT—2.8%
Delphi Automotive PLC.	16,650	1,083,416
Johnson Controls International PLC.	22,464	905,748
WABCO Holdings, Inc.*	6,680	657,713
		2,646,877
AUTOMOTIVE RETAIL—1.1%
O'Reilly Automotive, Inc.*	4,008	1,059,876
BIOTECHNOLOGY—4.0%
ARIAD Pharmaceuticals, Inc.*	32,613	284,385
BioMarin Pharmaceutical, Inc.*	9,113	733,779
Bluebird Bio, Inc.*	6,899	329,427
Incyte Corp.*	8,155	709,240
Sarepta Therapeutics, Inc.*	8,986	352,611
TESARO, Inc.*	6,099	737,247
Ultragenyx Pharmaceutical, Inc.*	3,267	192,720

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	6,504	$493,394
		3,832,803
BROADCASTING—0.8%
CBS Corp., Cl. B	13,279	751,857
BUILDING PRODUCTS—2.0%
Allegion PLC.	17,724	1,131,500
Fortune Brands Home & Security, Inc.	14,778	807,322
		1,938,822
COMMUNICATIONS EQUIPMENT—2.2%
F5 Networks, Inc.*	7,163	989,998
Finisar Corp.*	22,783	623,799
Palo Alto Networks, Inc.*	2,530	389,190
Quantenna Communications, Inc.*	8,543	127,974
		2,130,961
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—1.1%
Wabtec Corp.	12,975	1,003,097
CONSUMER FINANCE—0.3%
LendingClub Corp.*	63,731	314,194
DATA PROCESSING & OUTSOURCED SERVICES—4.5%
Euronet Worldwide, Inc.*	7,516	597,898
Fiserv, Inc.*	11,852	1,167,185
FleetCor Technologies, Inc.*	2,352	412,306
MAXIMUS, Inc.	12,975	675,478
Sabre Corp.	27,685	715,103
WNS Holdings Ltd.#*	25,504	701,360
		4,269,330
DISTILLERS & VINTNERS—0.4%
Constellation Brands Inc., Cl. A	2,359	394,236
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Acuity Brands, Inc.	998	223,123
AMETEK, Inc.	12,453	549,177
		772,300
FINANCIAL EXCHANGES & DATA—3.1%
IntercontinentalExchange Group, Inc.	2,987	807,655
MarketAxess Holdings, Inc.	3,895	587,210
MSCI, Inc.	5,978	479,376
S&P Global, Inc.	8,595	1,047,301
		2,921,542
FOOD DISTRIBUTORS—1.1%
Performance Food Group Co.*	43,552	1,045,248
GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp.	6,991	483,008
Dollar Tree, Inc.*	14,211	1,073,641
		1,556,649

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—6.7%
ABIOMED, Inc.*	9,690	$1,017,353
Baxter International, Inc.	8,208	390,619
DexCom, Inc.*	17,370	1,359,029
Edwards Lifesciences Corp.*	12,158	1,157,685
IDEXX Laboratories, Inc.*	10,295	1,103,006
Insulet Corp.*	8,542	317,079
Masimo Corp.*	7,309	401,995
Nevro Corp.*	3,445	316,664
Obalon Therapeutics, Inc.*	19,939	257,811
		6,321,241
HEALTH CARE FACILITIES—1.8%
Amsurg Corp.*	9,255	552,986
Universal Health Services, Inc., Cl. B	2,400	289,704
VCA Antech, Inc.*	14,118	867,693
		1,710,383
HEALTH CARE TECHNOLOGY—0.8%
Medidata Solutions, Inc.*	16,013	768,464
HOME ENTERTAINMENT SOFTWARE—1.7%
Electronic Arts, Inc.*	20,208	1,586,732
HOTELS RESORTS & CRUISE LINES—3.0%
Carnival Corp.	18,441	905,453
Royal Caribbean Cruises Ltd.	25,621	1,969,486
		2,874,939
HOUSEHOLD PRODUCTS—1.1%
Church & Dwight Co., Inc.	22,141	1,068,525
HOUSEWARES & SPECIALTIES—2.4%
Newell Brands, Inc.	47,449	2,278,501
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
WageWorks, Inc.*	4,446	262,092
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	6,923	923,667
INDUSTRIAL MACHINERY—0.5%
Colfax Corp.*	15,109	480,315
INTERNET SOFTWARE & SERVICES—3.4%
comScore, Inc.*	16,785	483,240
Cornerstone OnDemand, Inc.*	9,416	388,881
eBay, Inc.*	11,484	327,409
GrubHub, Inc.*	20,424	778,358
LogMeIn, Inc.	2,703	256,785
Palantir Technologies, Inc., Cl. A*,@	12,426	95,059
Q2 Holdings, Inc.*	18,739	526,566
Stamps.com, Inc.*	3,695	360,447
		3,216,745
INVESTMENT BANKING & BROKERAGE—0.8%
TD Ameritrade Holding Corp.	21,051	720,155

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
IT CONSULTING & OTHER SERVICES—1.0%
InterXion Holding NV*	24,285	$904,131
LEISURE PRODUCTS—0.5%
Coach, Inc.	12,660	454,367
LIFE SCIENCES TOOLS & SERVICES—0.9%
Charles River Laboratories International, Inc.*	4,628	351,173
NanoString Technologies, Inc.*	14,111	274,459
Patheon NV*	10,616	269,540
		895,172
METAL & GLASS CONTAINERS—0.9%
Ball Corp.	11,614	895,091
OIL & GAS DRILLING—0.2%
Patterson-UTI Energy, Inc.	9,950	223,676
OIL & GAS EQUIPMENT & SERVICES—0.1%
Weatherford International PLC.*	23,411	112,841
OIL & GAS EXPLORATION & PRODUCTION—0.8%
PDC Energy, Inc.*	3,902	239,309
Pioneer Natural Resources Co.	2,642	472,971
		712,280
PACKAGED FOODS & MEATS—2.2%
ConAgra Foods, Inc.	10,907	525,499
Pinnacle Foods, Inc.	15,659	805,186
TreeHouse Foods, Inc.*	8,885	777,260
		2,107,945
PHARMACEUTICALS—0.8%
Aerie Pharmaceuticals, Inc.*	12,944	430,388
Akorn, Inc.*	6,624	158,645
Dermira, Inc.*	4,325	135,589
		724,622
REGIONAL BANKS—0.6%
Citizens Financial Group, Inc.	19,780	521,005
RESEARCH & CONSULTING SERVICES—1.5%
Verisk Analytics, Inc., Cl. A*	17,239	1,405,840
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.	7,547	731,002
SEMICONDUCTORS—5.2%
Broadcom Ltd.	9,873	1,681,174
Cavium Networks, Inc.*	11,467	647,312
Microsemi Corp.*	11,213	472,404
NXP Semiconductors NV*	9,556	955,600
Skyworks Solutions, Inc.	15,180	1,167,949
		4,924,439
SPECIALIZED CONSUMER SERVICES—1.1%
ServiceMaster Global Holdings, Inc.*	30,329	1,085,475

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALTY CHEMICALS—2.9%
Axalta Coating Systems Ltd.*	10,600	$266,272
Balchem Corp.	7,756	588,680
International Flavors & Fragrances, Inc.	2,983	390,117
The Sherwin-Williams Co.	2,238	547,997
WR Grace & Co.	13,956	934,494
		2,727,560
SPECIALTY STORES—1.2%
Tractor Supply Co.	8,873	555,716
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,450	596,183
		1,151,899
SYSTEMS SOFTWARE—3.1%
Fortinet, Inc.*	24,278	778,353
Proofpoint, Inc.*	5,632	441,436
ServiceNow, Inc.*	14,664	1,289,112
TubeMogul, Inc.*	58,160	424,568
		2,933,469
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.5%
Western Digital Corp.	8,717	509,421
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	43,118	1,422,894
TRUCKING—0.8%
Old Dominion Freight Line, Inc.*	10,434	779,211
TOTAL COMMON STOCKS
(Cost $80,981,971)		83,467,684
PREFERRED STOCKS—2.2%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Series A*,@,(a)	77,008	–
Choicestream, Inc., Series B*,@,(a)	144,793	85,428
		85,428
BIOTECHNOLOGY—1.2%
Prosetta Biosciences, Inc., Series D*,@,(a)	166,009	670,677
Tolero Pharmaceuticals, Inc. Series B*,@,(a)	354,870	457,782
		1,128,459
INTERNET SOFTWARE & SERVICES—0.5%
Palantir Technologies, Inc., Cl. B*,@	50,675	387,664
Palantir Technologies, Inc., Cl. D*,@	6,602	50,505
		438,169
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc., Series DD*,@	7,588	432,819
TOTAL PREFERRED STOCKS
(Cost $2,589,818)		2,084,875

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

WARRANTS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 6/22/26@,(a)	17,128	$16,785
(Cost $17,111)		16,785
REAL ESTATE INVESTMENT TRUST—3.4%	SHARES	VALUE
HEALTH CARE—0.5%
Omega Healthcare Investors, Inc.	13,610	433,206
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	15,652	472,691
SPECIALIZED—2.4%
Crown Castle International Corp.	10,519	957,124
Lamar Advertising Co., Cl. A	21,427	1,359,543
		2,316,667
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,401,579)		3,222,564
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
ADVERTISING—0.0%
Choicestream, Inc., 11.00%, 8/05/18@,(a)	17,128	17,128
(Cost $2,080)		17,128
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
CONSUMER FINANCE—0.3%
JS Kred SPV I, LLC.@	240,362	249,760
(Cost $240,362)		249,760
Total Investments
(Cost $87,232,921)(b)	93.8%	89,058,796
Other Assets in Excess of Liabilities	6.2%	5,928,746
NET ASSETS	100.0%	$94,987,542

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $87,213,641, amounted to $1,845,155 which consisted of aggregate gross unrealized appreciation of
$7,560,789 and aggregate gross unrealized depreciation of $5,715,634.
* Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Choicestream, Inc.	03/14/14	$2,590	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	2,080	0.00%	17,128	0.02%
Choicestream, Inc., 6/22/26	08/04/16	17,111	0.02%	16,785	0.02%
Choicestream, Inc., Cl. A	12/17/13	61,582	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	86,876	0.05%	85,428	0.09%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	245,775	0.14%	432,819	0.46%
JS Kred SPV I, LLC.	06/26/15	240,362	0.15%	249,760	0.26%
Palantir Technologies, Inc., Cl. A	10/07/14	80,856	0.05%	95,059	0.10%
Palantir Technologies, Inc., Cl. B	10/07/14	334,629	0.22%	387,664	0.41%
Palantir Technologies, Inc., Cl. D	10/14/14	43,592	0.03%	50,505	0.05%
Prosetta Biosciences, Inc., Series D	02/06/15	747,041	0.50%	670,677	0.71%
Tolero Pharmaceuticals, Inc.	08/01/14	705,514	0.45%	301,752	0.32%
Tolero Pharmaceuticals, Inc.	10/31/14	364,809	0.23%	156,030	0.16%
Total				$2,463,607	2.60%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016

COMMON STOCKS—96.4%	SHARES	VALUE
AEROSPACE & DEFENSE—0.9%
Hexcel Corp.	34,962	$1,590,421
APPAREL RETAIL—2.6%
American Eagle Outfitters, Inc.	119,160	2,030,487
Burlington Stores, Inc.*	37,311	2,796,086
		4,826,573
APPLICATION SOFTWARE—13.2%
American Software, Inc., Cl. A	357,665	3,730,446
Blackbaud, Inc.	59,880	3,676,632
Ellie Mae, Inc.*	19,807	2,097,363
Everbridge, Inc.*	55,347	814,708
Fair Isaac Corp.	12,344	1,489,674
Guidewire Software, Inc.*	34,915	2,005,867
HubSpot, Inc.*	34,870	1,828,932
Manhattan Associates, Inc.*	62,782	3,179,280
Tyler Technologies, Inc.*	34,178	5,482,151
		24,305,053
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
WisdomTree Investments, Inc.	403,498	3,462,013
AUTOMOTIVE RETAIL—0.6%
Lithia Motors, Inc., Cl. A	11,904	1,021,125
BIOTECHNOLOGY—3.3%
ACADIA Pharmaceuticals, Inc.*	79,686	1,857,481
Halozyme Therapeutics, Inc.*	57,439	495,698
Heron Therapeutics, Inc.*	29,894	443,926
Ra Pharmaceuticals, Inc.*	14,069	180,787
TESARO, Inc.*	20,036	2,421,952
Ultragenyx Pharmaceutical, Inc.*	11,147	657,561
		6,057,405
BREWERS—0.4%
Craft Brew Alliance, Inc.*	48,181	773,305
BUILDING PRODUCTS—1.6%
Masonite International Corp.*	52,510	2,987,819
COMMUNICATIONS EQUIPMENT—1.4%
NetScout Systems, Inc.*	84,347	2,315,325
Quantenna Communications, Inc.*	16,594	248,578
		2,563,903
CONSUMER FINANCE—2.0%
LendingClub Corp.*	742,097	3,658,538
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Euronet Worldwide, Inc.*	26,716	2,125,258
MAXIMUS, Inc.	30,125	1,568,307
		3,693,565
ELECTRONIC COMPONENTS—0.6%
Dolby Laboratories Inc., Cl. A	21,512	1,023,756

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.6%
Cognex Corp.	92,810	$4,788,996
FLIR Systems, Inc.	56,533	1,861,066
		6,650,062
FOOD DISTRIBUTORS—1.4%
Performance Food Group Co.*	105,742	2,537,808
HEALTH CARE EQUIPMENT—8.9%
Abaxis, Inc.	67,112	3,203,927
ABIOMED, Inc.*	31,552	3,312,645
Cantel Medical Corp.	64,117	4,567,054
Inogen, Inc.*	33,152	1,779,268
Obalon Therapeutics, Inc.*	38,956	503,701
STERIS PLC.	22,110	1,477,390
Tactile Systems Technology, Inc.*	88,991	1,580,925
		16,424,910
HEALTH CARE FACILITIES—2.9%
Amsurg Corp.*	25,795	1,541,251
Surgery Partners, Inc.*	64,855	1,044,166
VCA Antech, Inc.*	45,463	2,794,156
		5,379,573
HEALTH CARE SUPPLIES—5.6%
Endologix, Inc.*	77,345	809,029
Meridian Bioscience, Inc.	72,459	1,191,950
Neogen Corp.*	100,182	5,278,590
Quidel Corp.*	155,826	3,007,442
		10,287,011
HEALTH CARE TECHNOLOGY—5.9%
Medidata Solutions, Inc.*	75,356	3,616,334
Quality Systems, Inc.	92,412	1,191,191
Veeva Systems, Inc., Cl. A*	81,758	3,176,298
Vocera Communications, Inc.*	151,542	2,788,373
		10,772,196
HOME ENTERTAINMENT SOFTWARE—1.7%
Take-Two Interactive Software, Inc.*	70,474	3,128,341
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.7%
On Assignment, Inc.*	49,056	1,688,017
WageWorks, Inc.*	54,675	3,223,091
		4,911,108
INDUSTRIAL MACHINERY—2.7%
Proto Labs, Inc.*	52,419	2,343,129
Sun Hydraulics Corp.	86,038	2,532,099
		4,875,228
INTERNET SOFTWARE & SERVICES—6.6%
GrubHub, Inc.*	112,712	4,295,454
NIC, Inc.	94,102	2,159,641
Nutanix, Inc., Cl. A*	1,651	40,449
Shopify, Inc., Cl. A*	12,851	532,674

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
SPS Commerce, Inc.*	26,855	$1,675,215
Stamps.com, Inc.*	35,801	3,492,388
		12,195,821
IT CONSULTING & OTHER SERVICES—1.1%
InterXion Holding NV*	54,261	2,020,137
LEISURE FACILITIES—0.7%
Planet Fitness, Inc., Cl. A*	60,939	1,291,907
LIFE SCIENCES TOOLS & SERVICES—4.5%
Bio-Techne Corp.	43,575	4,531,364
Luminex Corp.*	128,741	2,681,675
PRA Health Sciences, Inc.*	21,373	1,137,471
		8,350,510
MOVIES & ENTERTAINMENT—0.8%
Lions Gate Entertainment Corp.	72,915	1,484,549
OIL & GAS EQUIPMENT & SERVICES—0.7%
RPC, Inc.*	75,356	1,301,398
OIL & GAS EXPLORATION & PRODUCTION—0.6%
Parsley Energy, Inc., Cl. A*	33,579	1,104,749
PACKAGED FOODS & MEATS—0.9%
TreeHouse Foods, Inc.*	18,876	1,651,273
PHARMACEUTICALS—1.7%
Aerie Pharmaceuticals, Inc.*	25,771	856,886
Pacira Pharmaceuticals, Inc.*	40,028	1,272,890
The Medicines Co.*	29,249	963,755
		3,093,531
RESTAURANTS—3.0%
Shake Shack, Inc., Cl. A*	113,817	3,629,624
Wingstop, Inc.	68,125	1,823,025
		5,452,649
SEMICONDUCTORS—3.5%
Cavium Networks, Inc.*	30,125	1,700,556
Microsemi Corp.*	51,405	2,165,693
Monolithic Power Systems, Inc.	32,013	2,522,945
		6,389,194
SPECIALTY CHEMICALS—2.5%
Balchem Corp.	59,631	4,525,993
SPECIALTY STORES—0.8%
Five Below, Inc.*	41,538	1,560,998
SYSTEMS SOFTWARE—3.1%
Proofpoint, Inc.*	47,347	3,711,058
TubeMogul, Inc.*	279,245	2,038,488
		5,749,546
TOTAL COMMON STOCKS
(Cost $160,208,023)		177,101,968

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

PREFERRED STOCKS—1.9%	SHARES	VALUE
BIOTECHNOLOGY—0.6%
Prosetta Biosciences, Inc., Series D*,@,(a)	133,263	$538,383
Tolero Pharmaceuticals, Inc. Series B*,@,(a)	448,284	578,286
		1,116,669
PHARMACEUTICALS—1.3%
Intarcia Therapeutics, Inc., Series DD*,@	41,238	2,352,215
TOTAL PREFERRED STOCKS
(Cost $3,287,452)		3,468,884
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0%
Dyax Corp.* ,@	21,650	–
Neuralstem, Inc., 1/8/2019*,@	250,375	–
		–
TOTAL RIGHTS
(Cost $0)		–
REAL ESTATE INVESTMENT TRUST—1.8%	SHARES	VALUE
SPECIALIZED—1.8%
CyrusOne, Inc.	74,342	3,316,397
(Cost $2,511,768)		3,316,397
SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
CONSUMER FINANCE—0.5%
JS Kred SPV I, LLC.@	775,134	805,442
(Cost $775,134)		805,442
Total Investments
(Cost $166,782,377)(b)	100.6%	184,692,691
Liabilities in Excess of Other Assets	(0.6)%	(1,042,289)
NET ASSETS	100.0%	$183,650,402

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2016 (Continued)

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities Note 11.
(b) At October 31, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $171,062,766, amounted to $13,629,925 which consisted of aggregate gross unrealized appreciation of
$30,438,843 and aggregate gross unrealized depreciation of $16,808,918.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2016
Intarcia Therapeutics, Inc., Series
DD	03/27/14	$1,335,699	0.15%	$2,352,215	1.28%
JS Kred SPV I, LLC.	06/26/15	775,134	0.15%	805,442	0.44%
Neuralstem, Inc.	01/03/14	0	0.00%	0	0.00%
Dyax Corp.	05/01/15	0	0.00%	0	0.00%
Dyax Corp.	08/14/15	0	0.00%	0	0.00%
Prosetta Biosciences, Inc., Series D	02/06/15	599,684	0.10%	538,383	0.29%
Tolero Pharmaceuticals, Inc.	10/31/14	1,352,069	0.20%	578,286	0.32%
Total				$4,274,326	2.33%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2016

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund	Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$3,387,161,011	$71,832,927
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	2,613,149	310,373
Cash and cash equivalents	162,734,007	5,066,576
Receivable for investment securities sold	55,726,010	1,493,726
Receivable for shares of beneficial interest sold	6,912,710	148,749
Dividends and interest receivable	808,711	10,660
Receivable from Investment Manager	1,498	334
Prepaid expenses	378,152	54,752
Total Assets	3,616,335,248	78,918,097

LIABILITIES:
Payable for investment securities purchased	53,155,439	2,994,347
Payable for shares of beneficial interest redeemed	12,589,659	37,355
Accrued investment advisory fees	2,241,953	35,178
Accrued transfer agent fees	928,415	24,079
Accrued distribution fees	250,664	15,717
Accrued administrative fees	84,511	1,759
Accrued shareholder servicing fees	768,106	4,763
Accrued shareholder administrative fees	30,731	848
Accrued other expenses	274,198	39,001
Total Liabilities	70,323,676	3,153,047
NET ASSETS	$3,546,011,572	$75,765,050

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,142,903,083	73,576,008
Undistributed net investment income (accumulated loss)	(1,995,590)	(201,584)
Undistributed net realized gain (accumulated realized loss)	(23,479,544)	(4,046,416)
Net unrealized appreciation on investments	428,583,623	6,437,042
NET ASSETS	$3,546,011,572	$75,765,050
* Identified cost	$2,958,150,591	$65,360,546
** Identified cost	$3,039,946	$345,712
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
Institutional Fund		Fund

NET ASSETS BY CLASS:
Class A	$—	$25,523,976
Class C	$—	$12,021,213
Class I	$2,965,503,229	$22,527,376
Class R	$578,296,365	$—
Class Z	$—	$15,692,485
Class Z-2	$2,211,978	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,065,601
Class C	—	516,583
Class I	112,165,019	936,168
Class R	24,065,775	—
Class Z	—	645,751
Class Z-2	83,652	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$23.95
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$—	$25.28
Class C — Net Asset Value Per Share Class C	$—	$23.27
Class I — Net Asset Value Per Share Class I	$26.44	$24.06
Class R — Net Asset Value Per Share Class R	$24.03	$—
Class Z — Net Asset Value Per Share Class Z	$—	$24.30
Class Z-2 — Net Asset Value Per Share Class Z-2	$26.44	$—
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$87,810,989	$183,576,022
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	1,247,807	1,116,669
Cash and cash equivalents	4,523,077	1,095,419
Receivable for investment securities sold	3,469,208	219,151
Receivable for shares of beneficial interest sold	179,518	243,584
Dividends and interest receivable	142,389	3,846
Receivable from Investment Manager	1,505	2,472
Prepaid expenses	25,076	83,192
Total Assets	97,399,569	186,340,355

LIABILITIES:
Payable for investment securities purchased	1,655,284	417,671
Payable for shares of beneficial interest redeemed	558,300	1,879,837
Accrued investment advisory fees	64,180	135,042
Accrued transfer agent fees	54,664	123,926
Accrued distribution fees	5,762	5,606
Accrued administrative fees	2,322	4,585
Accrued shareholder servicing fees	21,102	32,344
Accrued shareholder administrative fees	844	1,667
Accrued other expenses	49,569	89,275
Total Liabilities	2,412,027	2,689,953
NET ASSETS	$94,987,542	$183,650,402

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	374,764,657	177,926,129
Undistributed net investment income (accumulated loss)	(414,655)	(1,414,336)
Undistributed net realized gain (accumulated realized loss)	(281,188,335)	(10,771,705)
Net unrealized appreciation on investments	1,825,875	17,910,314
NET ASSETS	$94,987,542	$183,650,402
* Identified cost	$85,245,318	$164,830,624
** Identified cost	$1,987,603	$1,951,753
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2016 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

NET ASSETS BY CLASS:
Class I	$81,781,953	$129,187,966
Class R	$13,092,442	$12,674,748
Class Z-2	$113,147	$41,787,688

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	3,788,382	8,712,403
Class R	655,951	1,000,746
Class Z-2	5,241	2,816,009

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$21.59	$14.83
Class R — Net Asset Value Per Share Class R	$19.96	$12.67
Class Z-2 — Net Asset Value Per Share Class Z-2	$21.59	$14.84
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2016

	Alger Capital		Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund		Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$43,927,011		$746,400
Interest from affiliated securities – Note 11	5,195		—
Interest	253,531		4,746
Total Income	44,185,737		751,146

EXPENSES:
Advisory fees — Note 3(a)	27,007,429		454,860
Distribution fees — Note 3(c)
Class A	—		65,508
Class C	—		94,942
Class R	3,019,847		—
Shareholder servicing fees — Note 3(k)	9,211,226		60,558
Shareholder administrative fees — Note 3(f)	368,456		9,429
Administration fees — Note 3(b)	1,013,254		19,549
Custodian fees	215,086		53,681
Transfer agent fees and expenses — Note 3(f)	2,126,664		59,461
Printing fees	269,032		12,122
Professional fees	228,993		31,489
Registration fees	129,550		69,867
Trustee fees — Note 3(g)	149,954		3,044
Fund accounting fees	484,583		13,419
Miscellaneous	164,215		6,957
Total Expenses	44,388,289		954,886
Less, expense reimbursements/waivers — Note 3(a)	(1,497)		(77,154)
Net Expenses	44,386,792		877,732
NET INVESTMENT LOSS	(201,055)		(126,586)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	37,369,675		(2,931,971)
Net realized (loss) on foreign currency transactions	(26,235)		—
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(44,333,940)		3,016,621
Net realized and unrealized gain (loss) on investments and
foreign currency	(6,990,500)		84,650
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(7,191,555)		$(41,936)
* Foreign withholding taxes	$185,581	$	(—)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2016 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$1,142,966	$1,543,832
Interest from affiliated securities – Note 11	177	—
Interest	6,709	2,892
Total Income	1,149,852	1,546,724

EXPENSES:
Advisory fees — Note 3(a)	867,237	2,100,027
Distribution fees — Note 3(c)
Class R	74,682	73,410
Shareholder servicing fees — Note 3(k)	285,265	632,243
Shareholder administrative fees — Note 3(f)	11,411	25,926
Administration fees — Note 3(b)	31,380	71,297
Custodian fees	48,926	57,233
Interest expenses	422	7,633
Transfer agent fees and expenses — Note 3(f)	104,328	184,077
Printing fees	8,400	31,640
Professional fees	41,944	50,169
Registration fees	4,624	78,999
Trustee fees — Note 3(g)	4,555	9,939
Fund accounting fees	15,985	33,021
Miscellaneous	10,416	19,649
Total Expenses	1,509,575	3,375,263
Less, expense reimbursements/waivers — Note 3(a)	(1,505)	(5,044)
Net Expenses	1,508,070	3,370,219
NET INVESTMENT LOSS	(358,218)	(1,823,495)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on investments	(1,167,951)	(4,997,816)
Net change in unrealized (depreciation) on investments and
foreign currency	(3,985,970)	(11,918,205)
Net realized and unrealized (loss) on investments and foreign
currency	(5,153,921)	(16,916,021)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(5,512,139)	$(18,739,516)
* Foreign withholding taxes	$—	$1,093
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

Alger Capital Appreciation Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(201,055)	$(5,661,878)
Net realized gain on investments and foreign currency	37,343,440	293,239,703
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(44,333,940)	25,070,288
Net increase (decrease) in net assets resulting from operations	(7,191,555)	312,648,113

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(229,560,756)	(321,833,735)
Class R	(50,476,174)	(64,146,416)
Total dividends and distributions to shareholders	(280,036,930)	(385,980,151)

Increase (decrease) from shares of beneficial interest transactions:
Class I	2,523,291	693,918,464
Class R	(22,254,736)	144,649,699
Class Z-2	2,241,803	—
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(17,489,642)	838,568,163
Total increase (decrease)	(304,718,127)	765,236,125

Net Assets:
Beginning of period	3,850,729,699	3,085,493,574
END OF PERIOD	$3,546,011,572	$3,850,729,699
Undistributed net investment income (accumulated loss)	$(1,995,590)	$(9,105,013)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Capital Appreciation Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(126,586)	$(42,037)
Net realized gain (loss) on investments and foreign currency	(2,931,971)	2,309,907
Net change in unrealized appreciation on investments and
foreign currency	3,016,621	1,268,548
Net increase (decrease) in net assets resulting from operations	(41,936)	3,536,418

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(316,452)	—
Class C	(87,313)	—
Class I	(274,831)	—
Class Z	(120,412)	—
Total dividends and distributions to shareholders	(799,008)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,889,920	16,877,719
Class C	5,527,847	3,632,471
Class I	(1,671,101)	10,433,186
Class Z	12,186,549	2,241,175
Net increase from shares of beneficial interest transactions —
Note 6(a)	17,933,215	33,184,551

Redemption Fees:
Class A	—	180
Total Redemption Fees — Note 6(b)	—	180
Total increase	17,092,271	36,721,149

Net Assets:
Beginning of period	58,672,779	21,951,630
END OF PERIOD	$75,765,050	$58,672,779
Undistributed net investment income (accumulated loss)	$(201,584)	$(164,935)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(358,218)	$(930,358)
Net realized gain (loss) on investments, options and foreign
currency	(1,167,951)	6,170,964
Net change in unrealized depreciation on investments, options
and foreign currency	(3,985,970)	(2,145,464)
Net increase (decrease) in net assets resulting from operations	(5,512,139)	3,095,142

Increase (decrease) from shares of beneficial interest transactions:
Class I	(28,525,268)	(20,175,331)
Class R	(3,868,604)	(4,520,619)
Class Z-2	115,000	—
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(32,278,872)	(24,695,950)
Total decrease	(37,791,011)	(21,600,808)

Net Assets:
Beginning of period	132,778,553	154,379,361
END OF PERIOD	$94,987,542	$132,778,553
Undistributed net investment income (accumulated loss)	$(414,655)	$(1,080,394)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015

Net investment loss	$(1,823,495)	$(4,446,611)
Net realized gain (loss) on investments and foreign currency	(4,997,816)	116,168,863
Net change in unrealized depreciation on investments and
foreign currency	(11,918,205)	(95,572,078)
Net increase (decrease) in net assets resulting from operations	(18,739,516)	16,150,174

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(112,158,310)	(115,227,005)
Class R	(6,331,284)	(5,978,217)
Total dividends and distributions to shareholders	(118,489,594)	(121,205,222)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(100,429,539)	(202,968,640)
Class R	1,229,629	(6,964,356)
Class Z-2	44,313,480	—
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(54,886,430)	(209,932,996)
Total decrease	(192,115,540)	(314,988,044)

Net Assets:
Beginning of period	375,765,942	690,753,986
END OF PERIOD	$183,650,402	$375,765,942
Undistributed net investment income (accumulated loss)	$(1,414,336)	$(3,790,706)
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund				Class I
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2016	10/31/2015		10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$28.48	$29.34		$28.21	$22.85	$20.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.02	(0.02)		(0.02)	0.16	0.09
Net realized and unrealized gain (loss)
on investments	(0.02)	2.46		4.57	6.21	2.64
Total from investment operations	–	2.44		4.55	6.37	2.73
Dividends from net investment income	–	–		(0.01)	(0.17)	–
Distributions from net realized gains	(2.04)	(3.30)		(3.41)	(0.84)	(0.76)
Net asset value, end of period	$26.44	$28.48		$29.34	$28.21	$22.85
Total return	(0.08)%	8.96%		17.63%	29.02%	13.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,965,503	$3,194,261		$2,555,737	$1,958,405	$1,470,078
Ratio of gross expenses to average
net assets	1.12%	1.12%		1.16%	1.19%	1.19%
Ratio of expense reimbursements to
average net assets	–	–		–	–	–
Ratio of net expenses to average net
assets	1.12%	1.12%		1.16%	1.19%	1.19%
Ratio of net investment income (loss) to
average net assets	0.07%	(0.07)%		(0.07)%	0.65%	0.41%

Portfolio turnover rate	94.56%	136.03	%(ii)	136.20%(iii)	124.43%	137.16%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130. Please see note 6 to the financial statements.
(iii) Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund				Class R
	Year ended	Year ended		Year ended	Year ended	Year ended
	10/31/2016	10/31/2015		10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$26.19	$27.35		$26.63	$21.76	$20.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.10)	(0.15)		(0.14)	0.04	(0.02)
Net realized and unrealized gain (loss)
on investments	(0.02)	2.29		4.27	5.87	2.53
Total from investment operations	(0.12)	2.14		4.13	5.91	2.51
Dividends from net investment income	–	–		–	(0.20)	–
Distributions from net realized gains	(2.04)	(3.30)		(3.41)	(0.84)	(0.76)
Net asset value, end of period	$24.03	$26.19		$27.35	$26.63	$21.76
Total return	(0.57)%	8.46%		17.04%	28.35%	13.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$578,297	$656,469		$529,757	$442,449	$347,634
Ratio of gross expenses to average
net assets	1.61%	1.61%		1.64%	1.69%	1.69%
Ratio of expense reimbursements to
average net assets	–	–		–	–	–
Ratio of net expenses to average net
assets	1.61%	1.61%		1.64%	1.69%	1.69%
Ratio of net investment income (loss) to
average net assets	(0.41)%	(0.57)%		(0.55)%	0.17%	(0.09)%

Portfolio turnover rate	94.56%	136.03	%(ii)	136.20%(iii)	124.43%	137.16%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130. Please see note 6 to the financial statements.
(iii) Amount excludes redemption in kind transaction of $71,436,408.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund	Class Z-2
From 10/14/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$26.67
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.01
Net realized and unrealized loss on
investments	(0.24)
Total from investment operations	(0.23)
Net asset value, end of period	$26.44
Total return	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,212
Ratio of gross expenses to average
net assets	3.11%
Ratio of expense reimbursements to
average net assets	(2.16)%
Ratio of net expenses to average net
assets	0.95%
Ratio of net investment income (loss) to
average net assets	1.29%
Portfolio turnover rate	94.56%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus		Class A
Fund
				From 12/31/2012
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$24.13	$22.01	$18.69	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain on
investments	0.12	2.14	3.36	4.00
Total from investment operations	0.09	2.12	3.32	3.99
Distributions from net realized gains	(0.27)	–	–	–
Net asset value, end of period	$23.95	$24.13	$22.01	$18.69
Total return(iii)	0.36%	9.63%	17.76%	27.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$25,524	$23,961	$5,158	$3,496
Ratio of gross expenses to average
net assets	1.26%	1.48%	2.38%	2.49%
Ratio of expense reimbursements to
average net assets	(0.07)%	(0.18)%	(1.08)%	(1.19)%
Ratio of net expenses to average net
assets	1.19%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to
average net assets	(0.13)%	(0.08)%	(0.19)%	(0.09)%
Portfolio turnover rate	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus		Class C
Fund				From 12/31/2012
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2016	10/31/2015	10/31/2014	10/31/2013(i)
Net asset value, beginning of period	$23.62	$21.71	$18.58	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.20)	(0.20)	(0.19)	(0.11)
Net realized and unrealized gain on
investments	0.12	2.11	3.32	3.99
Total from investment operations	(0.08)	1.91	3.13	3.88
Distributions from net realized gains	(0.27)	–	–	–
Net asset value, end of period	$23.27	$23.62	$21.71	$18.58
Total return(iii)	(0.36)%	8.80%	16.85%	26.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$12,021	$6,542	$2,635	$1,913
Ratio of gross expenses to average
net assets	2.03%	2.25%	3.14%	3.27%
Ratio of expense reimbursements to
average net assets	(0.10)%	(0.20)%	(1.09)%	(1.22)%
Ratio of net expenses to average net
assets	1.93%	2.05%	2.05%	2.05%
Ratio of net investment income (loss) to
average net assets	(0.87)%	(0.85)%	(0.94)%	(0.83)%
Portfolio turnover rate	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$24.23	$22.07	$18.72	$14.53	$13.75
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.02)	0.01	(0.01)	0.15	(0.03)
Net realized and unrealized gain on
investments	0.12	2.15	3.36	4.04	0.81
Total from investment operations	0.10	2.16	3.35	4.19	0.78
Distributions from net realized gains	(0.27)	–	–	–	–
Net asset value, end of period	$24.06	$24.23	$22.07	$18.72	$14.53
Total return(ii)	0.40%	9.79%	17.90%	28.84%	5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$22,527	$24,487	$12,897	$8,684	$15,101
Ratio of gross expenses to average
net assets	1.30%	1.49%	2.36%	2.32%	1.83%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.34)%	(1.21)%	(0.94)%	–
Ratio of net expenses to average net
assets	1.15%	1.15%	1.15%	1.38%	1.83%
Ratio of net investment income (loss) to
average net assets	(0.09)%	0.03%	(0.04)%	0.95%	(0.22)%
Portfolio turnover rate	127.40%	182.58%	153.69%	166.61%	153.72%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus		Class Z
Fund				From 12/31/2012
				(commencement
	Year ended	Year ended		of operations) to
	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$24.41	$22.17	$18.75	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.03	0.07	0.05	0.04
Net realized and unrealized gain on
investments	0.13	2.17	3.37	4.01
Total from investment operations	0.16	2.24	3.42	4.05
Distributions from net realized gains	(0.27)	–	–	–
Net asset value, end of period	$24.30	$24.41	$22.17	$18.75
Total return(iii)	0.64%	10.10%	18.24%	27.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,693	$3,683	$1,262	$128
Ratio of gross expenses to average
net assets	1.05%	1.50%	4.78%	10.11%
Ratio of expense reimbursements to
average net assets	(0.12)%	(0.61)%	(3.89)%	(9.22)%
Ratio of net expenses to average net
assets	0.93%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to
average net assets	0.12%	0.30%	0.23%	0.32%
Portfolio turnover rate	127.40%	182.58%	153.69%	166.61%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$22.54	$22.18	$19.43	$14.59	$13.50
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.05)	(0.13)	(0.07)	(0.03)	–
Net realized and unrealized gain (loss)
on investments	(0.90)	0.49	2.82	4.91	1.09
Total from investment operations	(0.95)	0.36	2.75	4.88	1.09
Dividends from net investment income	–	–	–	(0.04)	–
Net asset value, end of period	$21.59	$22.54	$22.18	$19.43	$14.59
Total return	(4.21)%	1.62%	14.15%	33.41%	8.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$81,782	$114,984	$132,426	$157,391	$182,087
Ratio of gross expenses to average
net assets	1.25%	1.20%	1.30%	1.29%	1.23%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.25%	1.20%	1.30%	1.29%	1.23%
Ratio of net investment income (loss) to
average net assets	(0.24)%	(0.55)%	(0.32)%	(0.19)%	0.02%
Portfolio turnover rate	95.75%	120.97%	192.15%	153.89%	232.99%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.96	$20.74	$18.26	$13.81	$12.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.16)	(0.23)	(0.16)	(0.11)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.84)	0.45	2.64	4.63	1.03
Total from investment operations	(1.00)	0.22	2.48	4.52	0.96
Dividends from net investment income	–	–	–	(0.07)	–
Net asset value, end of period	$19.96	$20.96	$20.74	$18.26	$13.81
Total return	(4.82)%	1.11%	13.58%	32.83%	7.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$13,093	$17,795	$21,953	$23,599	$26,661
Ratio of gross expenses to average
net assets	1.82%	1.74%	1.80%	1.79%	1.76%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.82%	1.74%	1.80%	1.79%	1.76%
Ratio of net investment income (loss) to
average net assets	(0.81)%	(1.08)%	(0.82)%	(0.69)%	(0.50)%
Portfolio turnover rate	95.75%	120.97%	192.15%	153.89%	232.99%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund	Class Z-2
From 10/14/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$21.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.04
Net realized and unrealized loss on
investments	(0.40)
Total from investment operations	(0.36)
Net asset value, end of period	$21.59
Total return	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$113
Ratio of gross expenses to average
net assets	32.21%
Ratio of expense reimbursements to
average net assets	(31.16)%
Ratio of net expenses to average net
assets	1.05%
Ratio of net investment income (loss) to
average net assets	4.35%
Portfolio turnover rate	95.75%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$23.10	$28.14	$33.48	$28.16	$26.99
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.10)	(0.20)	(0.20)	(0.11)	(0.15)
Net realized and unrealized gain (loss)
on investments	(0.54)	0.42	0.60	8.66	2.45
Total from investment operations	(0.64)	0.22	0.40	8.55	2.30
Distributions from net realized gains	(7.63)	(5.26)	(5.74)	(3.23)	(1.13)
Net asset value, end of period	$14.83	$23.10	$28.14	$33.48	$28.16
Total return	(3.76)%	0.53%	1.21%	33.71%	8.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$129,188	$357,189	$659,692	$936,554	$929,237
Ratio of gross expenses to average
net assets	1.28%	1.25%	1.24%	1.25%	1.23%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.28%	1.25%	1.24%	1.25%	1.23%
Ratio of net investment income (loss) to
average net assets	(0.67)%	(0.80)%	(0.70)%	(0.38)%	(0.54)%
Portfolio turnover rate	55.08%	125.72%	84.10%	77.38%	72.43%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$20.92	$26.08	$31.58	$26.85	$25.91
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.16)	(0.29)	(0.32)	(0.23)	(0.28)
Net realized and unrealized gain (loss)
on investments	(0.46)	0.39	0.56	8.19	2.35
Total from investment operations	(0.62)	0.10	0.24	7.96	2.07
Distributions from net realized gains	(7.63)	(5.26)	(5.74)	(3.23)	(1.13)
Net asset value, end of period	$12.67	$20.92	$26.08	$31.58	$26.85
Total return	(4.22)%	0.02%	0.74%	33.05%	8.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$12,675	$18,577	$31,062	$41,022	$47,507
Ratio of gross expenses to average
net assets	1.80%	1.74%	1.72%	1.73%	1.73%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.80%	1.74%	1.72%	1.73%	1.73%
Ratio of net investment income (loss) to
average net assets	(1.20)%	(1.30)%	(1.18)%	(0.83)%	(1.05)%
Portfolio turnover rate	55.08%	125.72%	84.10%	77.38%	72.43%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund	Class Z-2
From 8/1/2016
(commencement
of operations) to
10/31/2016 (i)
Net asset value, beginning of period	$15.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)
Net realized and unrealized loss on
investments	(0.48)
Total from investment operations	(0.51)
Net asset value, end of period	$14.84
Total return	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$41,787
Ratio of gross expenses to average
net assets	1.07%
Ratio of expense reimbursements to
average net assets	(0.08)%
Ratio of net expenses to average net
assets	0.99%
Ratio of net investment income (loss) to
average net assets	(0.76)%
Portfolio turnover rate	55.08%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Trust qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services
– Investment Companies. The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Z and
Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the
Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

The Alger Capital Appreciation Institutional Fund and Alger Mid Cap Growth Institutional
Fund started offering Class Z-2 shares on October 14, 2016 and Alger Small Cap Growth
Institutional Fund started offering Class Z-2 shares on August 1, 2016.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2016.
(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2013-2016.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2016, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Institutional
Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.730%
Alger Capital
Appreciation
Focus Fund(b)	0.710	0.600	—	—	—	0.710

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Mid Cap
Growth
Institutional
Fund(b)	0.760	0.700	—	—	—	0.760
Alger Small
Cap Growth
Institutional
Fund(b)	0.810	0.750	—	—	—	0.810

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to
$3 billion, Tier 3 rate is paid on assets in between $3 to $4 billion, Tier 4 rate is paid on assets between $4 to $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
Alger Management has established expense caps for several shares classes, effective through
May 31, 2017, for the Alger Capital Appreciation Focus Fund and October 13, 2017, for the
Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund
and Alger Small Cap Growth Institutional Fund, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED
							FOR THE YEAR
			CLASS				ENDED
							OCTOBER 31,
	A	C	I	R	Z	Z-2	2016
Alger Capital Appreciation Institutional Fund	–	–	–	–	–	0.95%	$1,497
Alger Capital Appreciation Focus Fund*	1.15%	1.90%	1.15%	–	0.95%	–	77,154
Alger Mid Cap Growth Institutional Fund	–	–	–	–	–	1.05	1,505
Alger Small Cap Growth Institutional Fund	–	–	–	–	–	0.99	5,044

*Prior to March 1, 2016, the expense cap for the Alger Capital Appreciation Focus Fund
Class A was 1.30%, Class C was 2.05% Class I was 1.15% and Class Z was 0.89%.

Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the
Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pay Alger Inc. a fee at the annual rate of 0.50%
of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the
Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus
Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Focus Fund	$–	$1,269

(e) Brokerage Commissions: During the year ended October 31, 2016, the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc.
commissions of $1,032,491, $21,114, $27,919 and $68,965, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A and Class C shares and
0.01% of their respective average daily net assets of the Class I, Class R, Class Z and Class
Z-2 shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2016, Alger Management charged back to the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,325,403,
$23,932, $65,932 and $150,291, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates (each, an “Independent Trustee”)
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engaged in purchase and sale transactions with funds that have a common investment adviser. For the year ended October 31, 2016, these purchases and sales were as follows:

			Realized
	Purchases	Sales	Gain/(loss)
Alger Capital Appreciation
Institutional Fund	$899,850	–	–
Alger Mid Cap Growth
Institutional Fund	94,830	–	–
Alger Small Cap Growth
Institutional Fund	–	$608,470	$(93,625)

(i) Interfund Loans: The Funds, may borrow money from other Funds advised by Alger
Management for temporary or emergency purposes. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2016.
During the year ended October 31, 2016, Alger Institutional Mid Cap Growth Fund and
Alger Small Cap Growth Institutional Fund incurred interest expense of $269 and $7,054, respectively, in connection with interfund loans.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2016, Alger Management and its
affiliated entities owned the following shares:

		SHARE CLASS
	A	C	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	—	—	3,750
Alger Capital Appreciation Focus Fund	6,878	6,880	35,366	—
Alger Mid Cap Growth Institutional Fund	—	—	—	4,556
Alger Small Cap Growth Institutional Fund	—	—	—	6,515

with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the
Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.
NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Funds other than short-term securities for the year ended October 31, 2016:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$3,363,419,040	$3,572,404,147
Alger Capital Appreciation Focus Fund	101,644,372	86,070,180
Alger Mid Cap Growth Institutional Fund	106,510,587	137,774,984
Alger Small Cap Growth Institutional Fund	143,761,490	311,760,845

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2016, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Mid Cap Growth Institutional Fund	$28,397	1.65%
Alger Small Cap Growth Institutional Fund	581,933	1.33

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the year ended October 31, 2016 for each Fund was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Institutional Fund	$1,111,000
Alger Small Cap Growth Institutional Fund	14,611,000

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	31,404,149	$813,769,276	50,542,053	$1,431,830,828
Dividends reinvested	8,328,490	222,703,812	11,586,846	312,381,372
Shares redeemed	(39,710,653)	(1,033,949,797)	(37,104,435)	(1,050,293,736)
Net increase	21,986	$2,523,291	25,024,464	$693,918,464
Class R:
Shares sold	4,897,737	$116,200,047	9,057,734	$233,025,489
Dividends reinvested	1,958,801	47,814,339	2,422,309	60,291,275
Shares redeemed	(7,855,308)	(186,269,122)	(5,783,826)	(148,667,065)
Net increase (decrease)	(998,770)	$(22,254,736)	5,696,217	$144,649,699
Class Z-2:
Shares sold	83,652	$2,241,803	—	$—
Net increase	83,652	$2,241,803	—	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	739,124	$17,427,842	1,183,661	$26,976,396
Dividends reinvested	12,944	312,984	—	—
Shares redeemed	(679,452)	(15,850,906)	(425,035)	(10,098,497)
Net increase	72,616	$1,889,920	758,626	$16,877,899
Class C:
Shares sold	319,341	$7,354,428	178,046	$4,152,257
Dividends reinvested	3,659	86,524	—	—
Shares redeemed	(83,332)	(1,913,105)	(22,530)	(519,786)
Net increase	239,668	$5,527,847	155,516	$3,632,471
Class I:
Shares sold	477,738	$11,361,669	827,893	$19,755,163
Dividends reinvested	9,363	227,418	—	—
Shares redeemed	(561,466)	(13,260,188)	(401,861)	(9,321,977)
Net increase (decrease)	(74,365)	$(1,671,101)	426,032	$10,433,186
Class Z:
Shares sold	787,965	$19,023,071	119,545	$2,843,126
Dividends reinvested	4,919	120,412	—	—
Shares redeemed	(298,013)	(6,956,934)	(25,582)	(601,951)
Net increase	494,871	$12,186,549	93,963	$2,241,175

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	468,253	$10,046,363	902,649	$21,241,975
Shares redeemed	(1,780,941)	(38,571,631)	(1,770,784)	(41,417,306)
Net decrease	(1,312,688)	$(28,525,268)	(868,135)	$(20,175,331)
Class R:
Shares sold	134,848	$2,706,730	203,467	$4,468,737
Shares redeemed	(327,778)	(6,575,334)	(412,966)	(8,989,356)
Net decrease	(192,930)	$(3,868,604)	(209,499)	$(4,520,619)
Class Z-2:
Shares sold	5,241	$115,000	—	$—
Net increase	5,241	$115,000	—	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	2,557,038	$40,363,890	2,831,473	$69,667,841
Dividends reinvested	7,154,149	109,458,479	4,775,991	111,758,197
Shares redeemed	(16,460,370)	(250,251,908)	(15,587,700)	(384,394,678)
Net decrease	(6,749,183)	$(100,429,539)	(7,980,236)	$(202,968,640)
Class R:
Shares sold	182,259	$2,391,486	227,162	$5,071,784
Dividends reinvested	449,925	5,907,509	259,849	5,532,180
Shares redeemed	(519,276)	(7,069,366)	(790,204)	(17,568,320)
Net increase (decrease)	112,908	$1,229,629	(303,193)	$(6,964,356)
Class Z-2:
Shares sold	2,959,159	$46,531,746	—	$—
Shares redeemed	(143,150)	(2,218,266)	—	—
Net increase	2,816,009	$44,313,480	—	$—

(b) Redemption Fee: Prior to March 1, 2015, the Alger Capital Appreciation Focus Fund
imposed a 2.00% redemption fee on certain Class A and Class C Fund shares redeemed
(including shares redeemed by exchange) within 30 days after such shares were acquired.
Since March 1, 2015, the redemption fee is no longer imposed.
During the year ended October 31, 2015, shares redeemed for the Class I shares of Alger
Capital Appreciation Institutional Fund include redemption-in-kind transactions of
10,621,246 shares valued at $307,755,100. The Fund had realized gains on these transactions of $47,725,674.

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2016 and the year ended October 31, 2015 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	—	$63,722,024
Long-term capital gain	$280,036,930	322,258,127
Total distributions paid	$280,036,930	$385,980,151

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2016	OCTOBER 31, 2015
Alger Capital Appreciation Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	799,008	—
Total distributions paid	$799,008	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	118,489,594	121,205,222
Total distributions paid	$118,489,594	$121,205,222

As of October 31, 2016 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$25,628,298
Net accumulated earnings	25,628,298
Capital loss carryforwards	—
Late year ordinary income losses	(1,333,556)
Net unrealized appreciation	378,813,747
Total accumulated earnings	$403,108,489

Alger Capital Appreciation Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,858,285)
Late year ordinary income losses	(188,552)
Net unrealized appreciation	4,235,878
Total accumulated earnings	$2,189,041

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(281,207,615)
Late year ordinary income losses	(414,655)
Net unrealized appreciation	1,845,156
Total accumulated losses	$(279,777,114)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(6,331,009)
Late year ordinary income losses	(1,574,643)
Net unrealized appreciation	13,629,925
Total accumulated earnings	$5,724,273

At October 31, 2016, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	Alger Capital	Alger Capital	Alger Mid	Alger Small
	Appreciation	Appreciation Focus	Cap Growth	Cap Growth
Expiration Dates	Institutional Fund	Fund	Institutional Fund	Institutional Fund
POST ACT	—	$1,858,285	$1,083,689	$6,331,009
2017	—	—	280,123,926	—
Total	—	1,858,285	281,207,615	6,331,009

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2016.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$7,310,478
Accumulated net realized gain (accumulated realized loss)	$3,019,783
Paid-in Capital	$(10,330,261)

Alger Capital Appreciation Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$89,937
Accumulated net realized gain (accumulated realized loss)	$113,663
Paid-in Capital	$(203,600)

Alger Mid Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$1,023,957
Accumulated net realized gain (accumulated realized loss)	$168,771
Paid-in Capital	$(1,192,728)

Alger Small Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$4,199,865
Accumulated net realized gain (accumulated realized loss)	$105,948
Paid-in Capital	$(4,305,813)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2016 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$592,288,699	$592,288,699	—	—*
Consumer Staples	236,408,268	236,408,268	—	—
Energy	60,622,775	60,622,775	—	—
Financials	56,737,597	56,737,597	—	—
Health Care	544,690,277	544,690,277	—	—
Industrials	264,846,926	264,846,926	—	—
Information Technology	1,479,757,123	1,477,928,544	—	1,828,579
Materials	50,404,711	50,404,711	—	—
Telecommunication Services	13,073,348	13,073,348	—	—
TOTAL COMMON STOCKS	$3,298,829,724	$3,297,001,145	—	$1,828,579

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CORPORATE BONDS
Consumer Discretionary	574,662	—	—	574,662
MASTER LIMITED PARTNERSHIP
Financials	31,512,570	31,512,570	—	—
PREFERRED STOCKS
Consumer Discretionary	1,475,318	—	—	1,475,318	*
Health Care	6,368,801	—	—	6,368,801
Information Technology	8,429,137	—	—	8,429,137
TOTAL PREFERRED STOCKS	$16,273,256	—	—	$16,273,256
REAL ESTATE INVESTMENT TRUST
Financials	17,905,972	17,905,972	—	—
Real Estate	24,114,807	24,114,807	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$42,020,779	$42,020,779	—	—
WARRANTS
Consumer Discretionary	563,169	—	—	563,169
TOTAL INVESTMENTS IN
SECURITIES	$3,389,774,160	$3,370,534,494	—	$19,239,666

*Alger Capital Appreciation Institutional Fund’s shares of Choicestream Inc. common stock and preferred stock are classified as a Level 3 investment and are fair valued at zero as of October 31, 2016.

Alger Capital Appreciation Focus
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$12,294,275	$12,294,275	—	—
Consumer Staples	4,039,096	4,039,096	—	—
Energy	1,601,840	1,601,840	—	—
Financials	1,266,570	1,266,570	—	—
Health Care	10,691,733	10,691,733	—	—
Industrials	5,211,787	5,211,787	—	—
Information Technology	33,580,980	33,580,980	—	—
Materials	545,688	545,688	—	—
Telecommunication Services	278,223	278,223	—	—
TOTAL COMMON STOCKS	$69,510,192	$69,510,192	—	—
MASTER LIMITED PARTNERSHIP
Financials	886,913	886,913	—	—
PREFERRED STOCKS
Health Care	310,373	—	—	310,373
REAL ESTATE INVESTMENT TRUST
Real Estate	1,435,822	1,435,822	—	—
TOTAL INVESTMENTS IN
SECURITIES	$72,143,300	$71,832,927	—	$310,373

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$18,436,122	$18,436,122	—	—*
Consumer Staples	4,615,954	4,615,954	—	—
Energy	1,048,797	1,048,797	—	—
Financials	4,476,896	4,476,896	—	—
Health Care	14,252,685	14,252,685	—	—
Industrials	11,761,430	11,761,430	—	—
Information Technology	23,224,001	23,128,942	—	95,059
Materials	4,546,318	4,546,318	—	—
Telecommunication Services	1,105,481	1,105,481	—	—
TOTAL COMMON STOCKS	$83,467,684	$83,372,625	—	$95,059
CORPORATE BONDS
Consumer Discretionary	17,128	—	—	17,128
PREFERRED STOCKS
Consumer Discretionary	85,428	—	—	85,428	*
Health Care	1,561,278	—	—	1,561,278
Information Technology	438,169	—	—	438,169
TOTAL PREFERRED STOCKS	$2,084,875	—	—	$2,084,875
REAL ESTATE INVESTMENT TRUST
Financials	472,691	472,691	—	—
Real Estate	2,749,873	2,749,873	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$3,222,564	$3,222,564	—	—
SPECIAL PURPOSE VEHICLE
Financials	249,760	—	—	249,760
WARRANTS
Consumer Discretionary	16,785	—	—	16,785
TOTAL INVESTMENTS IN
SECURITIES	$89,058,796	$86,595,189	—	$2,463,607

* Alger Mid Cap Growth Institutional Fund’s shares of Choicestream Inc. common stock and preferred stock are classified as a Level 3 investment and are fair valued at zero as of
October 31, 2016

Alger Small Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$15,637,801	$15,637,801	—	—
Consumer Staples	4,962,386	4,962,386	—	—
Energy	2,406,147	2,406,147	—	—
Financials	7,120,551	7,120,551	—	—
Health Care	60,365,136	60,365,136	—	—
Industrials	14,364,576	14,364,576	—	—
Information Technology	67,719,378	67,719,378	—	—
Materials	4,525,993	4,525,993	—	—
TOTAL COMMON STOCKS	$177,101,968	$177,101,968	—	—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Health Care	3,468,884	—	—	3,468,884
REAL ESTATE INVESTMENT TRUST
Real Estate	3,316,397	3,316,397	—	—
RIGHTS
Health Care	—	—	—*	—**
SPECIAL PURPOSE VEHICLE
Financials	805,442	—	—	805,442
TOTAL INVESTMENTS IN
SECURITIES	$184,692,691	$180,418,365	—	$4,274,326

*Alger Small Cap Growth Institutional Fund’s holdings of Neuralstern, Inc. rights are classified as a Level 2 investment and are fair valued at zero as of October 31, 2016.

**Alger Small Cap Growth Institutional Fund’s holdings of Dyax Corp.’s Inc. rights are classified as a Level 3 investment and fair valued at zero as of October 31, 2016.

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2015	$2,203,626
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(375,047)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	1,828,579
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(375,047)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	574,087
Purchases and sales	–
Purchases	575
Sales	–
Closing balance at October 31, 2016	574,662
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$574,087

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2015	$15,625,491
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	647,765
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	16,273,256
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$647,765

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(10,918)
Purchases and sales	–
Purchases	574,087
Sales	–
Closing balance at October 31, 2016	563,169
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(10,918)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Focus Fund	Preferred Stocks
Opening balance at November 1, 2015	$345,713
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(35,340)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	310,373
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(35,340)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2015	$115,585
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(20,526)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	95,059
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(20,526)

Alger Mid Cap Growth Institutional Fund	Corporate Bonds
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	17,111
Purchases and sales	–
Purchases	17
Sales	–
Closing balance at October 31, 2016	17,128
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$17,111

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2015	$2,711,929
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(627,054)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	2,084,875
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(627,054)

Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2015	$240,362
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	9,398
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	249,760
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$9,398

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Warrants
Opening balance at November 1, 2015	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(326)
Purchases and sales	–
Purchases	17,111
Sales	–
Closing balance at October 31, 2016	16,785
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(326)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2015	$3,505,601
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(36,717)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	3,468,884
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$(36,717)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2015	$ –*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	–
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$ –*
*Alger Small Cap Growth Institutional Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.
Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2015	$775,134
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	30,308
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2016	805,442
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2016	$30,308

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted Average
	Methodology	October 31, 2016	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$-	Income	Discount Rate	40%	N/A
		Approach
Common Stocks	1,828,579	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	1,475,318	Income	Discount Rate	40%	N/A
		Approach
Preferred Stocks	6,368,801	Market	Scenario	80 to 100%	N/A
		Approach	Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8%
Preferred Stocks	8,429,137	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Warrants	563,169	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	574,662	Income	Discount Rate	40%	N/A
		Approach
Alger Capital Appreciation Focus Fund
Preferred Stocks	$310,373	Income	Discount Rate	35.5-39.5%	N/A
		Approach

Alger Mid Cap Growth Institutional Fund
Common Stocks	$-	Income	Discount Rate	40%	N/A
		Approach
Common Stocks	95,059	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	85,428	Income	Discount Rate	40%
		Approach
Preferred Stocks	1,128,459	Income	Discount Rate	20.5-39.5%	30.7%
		Approach
Preferred Stocks	438,169	Income	Revenue Multiple	10x-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	1.3-3.3 Years
Preferred Stocks	432,819	Market	Scenario	80 to 100%	N/A
		Approach	Probability
			Time to Exit	1.0-2.5 Years

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

			Volatility	67.8%
Special Purpose Vehicle	249,760	Market	Revenue Multiple	2.6x-3.1x	N/A
		Approach
Warrants	16,785	Income	Discount Rate	40%	N/A
		Approach
Corporate Bonds	17,128	Income	Discount Rate	40%	N/A
		Approach
Alger Small Cap Growth Institutional Fund

Preferred Stocks	1,116,669	Income	Discount Rate	20.5-39.5%	28.9%
		Approach
Preferred Stocks	2,352,215	Market	Scenario	80 to 100%	N/A
		Approach	Probability
			Time to Exit	1.0-2.5 Years
			Volatility	67.8
Special Purpose Vehicle	805,442	Market	Revenue Multiple	2.6x-3.1x	N/A
		Approach

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above.

On October 31, 2016, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2016, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$162,734,006	—	$162,734,006	—
Alger Capital Appreciation Focus Fund	5,066,576	—	5,066,576	—
Alger Mid Cap Growth Institutional Fund	4,523,077	—	4,523,077	—
Alger Small Cap Growth Institutional Fund	1,095,419	—	1,095,419	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2016, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of October 31, 2016.

NOTE 10 — Principal Risks:
As of October 31, 2016, the Funds invested a significant portion of their assets in securities in the information technology and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par		Shares/Par
	at			at			Realized	Value at
	October 31,	Purchases/	Sales/	October			Gain	October
Security	2015	Conversion	Conversion	31, 2016		Interest Income	(Loss)	31, 2016

Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.*	124,658	–	–	124,658		–	–	$0
Preferred Stocks
Choicestream, Inc.
Series A and B*	3,575,473	–	– 3,575,473			–	–	1,475,318
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	–	574,662	–	574,662	5,195		–	574,662
Warrants
Choicestream, Inc.,
6/22/26*	–	574,662	–	574,662		–	–	563,169

Alger Capital Appreciation Focus Fund
Preferred Stocks
Prosetta
Biosciences, Inc.,
Series D*	76,825	–	–	76,825		–	–	310,373

	Shares/Par			Shares/Par
	at			at		Realized		Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Gain		October 31,
Security	2015	Conversion	Conversion	2016	Income	(Loss)		2016

Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.*	8,930	–	–	8,930	–		–	0
Preferred Stocks
Choicestream, Inc.
Series A and B*	221,801	–	–	221,801	–		–	85,428
Prosetta Biosciences,
Inc., Series D*	166,009	–	–	166,009	–		–	670,677
Tolero
Pharmaceuticals, Inc.
Series B*	354,870	–	–	354,870	–		–	457,782
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	–	17,128	–	17,128	177		–	17,128
Warrants
Choicestream, Inc.,
6/22/26*	–	17,128	–	17,128	–		–	16,785

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D*	133,263	–	–	133,263	–	–	538,383
Tolero
Pharmaceuticals, Inc.
Series B*	448,284	–	–	448,284	–	–	578,286
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Institutional Funds and the Shareholders of the
Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund,
Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds, comprised of the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (the “Funds”)
as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Institutional Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2016

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2016 and ending October 31, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2016	October 31, 2016	2016	(a)	2016 (b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,042.17	$5.80		1.12%
	Hypothetical(c)	1,000.00	1,019.46	5.74		1.12
Class R	Actual	1,000.00	1,039.81	8.26		1.61
	Hypothetical(c)	1,000.00	1,017.04	8.16		1.61
Class Z-2	Actual	1,000.00	991.38	4.40		0.95
	Hypothetical(c)	1,000.00	1,020.71	4.47		0.95

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,049.06	$6.13		1.19%
	Hypothetical(c)	1,000.00	1,019.15	6.04		1.19
Class C	Actual	1,000.00	1,044.90	9.92		1.93
	Hypothetical(c)	1,000.00	1,015.43	9.78		1.93
Class I	Actual	1,000.00	1,048.82	5.92		1.15
	Hypothetical(c)	1,000.00	1,019.36	5.84		1.15
Class Z	Actual	1,000.00	1,050.13	4.74		0.93
	Hypothetical(c)	1,000.00	1,020.51	4.67		0.93

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,020.32	$6.35		1.25%
	Hypothetical(c)	1,000.00	1,018.85	6.34		1.25
Class R	Actual	1,000.00	1,016.81	9.28		1.82
	Hypothetical(c)	1,000.00	1,015.94	9.27		1.82
Class Z-2	Actual	1,000.00	983.60	5.83		1.05
	Hypothetical(c)	1,000.00	1,019.25	5.94		1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,063.84	$6.64		1.28%
	Hypothetical(c)	1,000.00	1,018.70	6.50		1.28
Class R	Actual	1,000.00	1,061.14	9.33		1.80
	Hypothetical(c)	1,000.00	1,016.09	9.12		1.80
Class Z-2	Actual	1,000.00	966.78	4.80		0.99
	Hypothetical(c)	1,000.00	1,020.26	4.93		0.99

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	Trustee
INTERESTED TRUSTEE

Hilary M. Alger (55)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (63)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (71)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (83)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (54)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (78)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

				Number
				of Funds
				in the
				Alger Fund
			Trustee	Complex
			and/or	which are
Name, Age, Position with the			Officer	Overseen
Trust	Principal Occupations		Since	by Trustee
OFFICERS

Hal Liebes (52)	Executive Vice President, Chief Operating Officer,		2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (51)	Senior Vice President since 2009, and Vice		2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (51)	Senior Vice President of Alger Management;		2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (61)	Employed by Alger Management since 1986,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (55)	Employed by Alger Management since 2002,		2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (46)	Senior Vice President of Alger Management since		2014	N/A
Chief Compliance Officer	2014	.
Christopher E. Ullman (31)	Associate Counsel of Alger Management since		2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 27, 2016, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger
Management is responsible for managing the investment operations of the Funds. The
Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. They also noted that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures.
The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided separately under a Fund Administration Agreement and a Shareholder
Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/16), second-quarter of 2016, 1-, 3- and 5-year, and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/16, and compared them with benchmark and peer-group data for the same periods. They noted that the Capital Appreciation Institutional
Fund fell below its peer medians and benchmark for the recent periods from quarter-end
(at 6/30/16) through one year, although it still exhibited above-median performance against its peers when calculated for the longer three- and five-year periods. The Mid Cap Growth
Institutional Fund showed enduring underperformance, falling below peer medians and benchmark for every measured period from quarter-end through 5 years. Aside from a promising 6/30/16 quarter, in which it surpassed peer median and benchmark, the Small
Cap Growth Institutional Fund’s performance was similar to that of the Mid Cap Fund.
The three-year-old Capital Appreciation Focus Fund fell short of its peers and benchmark for the recent periods from quarter-end through one year; but its three-year record still showed first-quartile performance overall against its peers. As had been the practice at every quarterly meeting of the Trustees throughout the year, representatives of Alger Management discussed with the Trustees this and other matters pertaining to the Funds’ performance, including Alger Management’s plans for improving the performance of the chronically underperforming Funds. Throughout, the Trustees were mindful of the point, alluded to in the discussion, that the current market in equity securities favors dividend-paying equities rather than pure growth stocks, a trend directly contrary to the Alger investment approach and tending to depress the prices of growth stocks as compared with those of dividend stocks. On the basis of their review and the discussions with Alger Management, the
Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated
that the advisory fees of two of the Funds were below the median for their comparison groups, while the fees of the Capital Appreciation Fund and Mid Cap Fund were above the applicable median but less than halfway into the next higher quartile. Of the 10 expense ratios for the Funds’ various share classes, three were below or just above their peer medians.
Three of the remaining seven were for share classes of small asset size that suffered thereby in comparison with their peers. Only one share class of the remaining four placed in the top quartile of the applicable reference group; This was the Capital Appreciation Fund

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Class R Shares, whose comparatively high 12b-1 and service fee charges exceeded those of many funds in the class’s reference group, with the result that the class’s expenses were not compared solely with those of true peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The
Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2016. After discussing with representatives of Alger
Management and FUSE the expense-allocation practices, which FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund at specified Fund asset levels (“breakpoints”), including additional breakpoints added for the Capital Appreciation Fund on June 1, 2016; these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2016, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of the Capital Appreciation Focus Fund, the Trustees noted that Alger Management had undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as (and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	• Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for
collect my personal	example, when you:
information?
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AIFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2016	$134,000
October 31, 2015	$131,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2016	$24,050
October 31, 2015	$18,800

d) All Other Fees:
October 31, 2016	$7,680
October 31, 2015	$10,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2016	$219,975	, €93,631
October 31, 2015	$191,042	, €69,347

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 21, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 21, 2016